SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

Delaware Pooled Trust
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

PROXY MATERIALS

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The Small-Cap Growth Equity Portfolio

     each, a series of
     DELAWARE POOLED® TRUST

Dear Shareholder:

     I am writing to let you know that a joint special meeting (the “Meeting”) of shareholders of Delaware Pooled Trust (the “Trust”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009 at 3:00 p.m., Eastern time. The purpose of the Meeting is to vote on several important proposals that affect the Trust and each of its separate series (each, a “Fund” and collectively, the “Funds”) and your investment in one or more of them. The Meeting will be held concurrently with the meetings of shareholders of other funds within the Delaware Investments® Family of Funds. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

     Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposals have been carefully reviewed by the Board of Trustees of the Trust. The Trustees, all but one of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders.

The Trustees recommend that you vote FOR each proposal.

     The enclosed Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

     If you have any questions before you vote, please call Delaware Investments at 800 231-8002. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

September 25, 2009

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on November 12, 2009

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at www.delawareinvestments.com/proxy.

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The Small-Cap Growth Equity Portfolio

     To the Shareholders of each fund listed above (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Delaware Pooled® Trust (the “Trust”):

     NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of the Trust, along with certain other funds within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials, will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009 at 3:00 p.m., Eastern time. The Meeting is being called to vote on the following proposals:

Proposal			Who votes on the proposal?
1.	To elect the Board of Trustees for the Trust. The nominees for election to the Board of Trustees, all of whom are currently members of the Board of Trustees, are:		Shareholders of all Funds voting collectively.

	Thomas L. Bennett	Ann R. Leven
	Patrick P. Coyne	Thomas F. Madison
	John A. Fry	Janet L. Yeomans
	Anthony D. Knerr	J. Richard Zecher
Lucinda S. Landreth

2.	To approve a new investment advisory agreement for each Fund, except The Mid-Cap Growth Equity Portfolio.		Shareholders of each Fund, except The Mid-Cap Growth Equity Portfolio, voting separately from shareholders of each other Fund.

3.	To approve a new sub-advisory agreement for The International Equity Portfolio.		Shareholders of The International Equity Portfolio only.

     Shareholders of record of the Trust as of the close of business on September 18, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Board of Trustees,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

September 25, 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

Who will pay the expenses of the Meeting?	39
What other solicitations will be made?	39
How do I submit a shareholder proposal for inclusion in the Trust’s
proxy statement for a future shareholder meeting?	41
How may I communicate with the Board?	41
MORE INFORMATION ABOUT THE FUNDS	42
PRINCIPAL HOLDERS OF SHARES	43
APPENDIX A — TRUSTEES OF THE TRUST	A-1
APPENDIX B — NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER	B-1
APPENDIX C — FUND SHARE BENEFICIAL OWNERSHIP BY
TRUSTEE NOMINEES	C-1
APPENDIX D — TRUSTEE COMPENSATION	D-1
APPENDIX E — PRINCIPAL OFFICERS OF THE TRUST	E-1
APPENDIX F — PRE-APPROVAL POLICIES AND PROCEDURES	F-1
APPENDIX G — FORM OF NEW INVESTMENT
ADVISORY AGREEMENT	G-1
APPENDIX H — CURRENT INVESTMENT ADVISORY
AGREEMENT: DATES OF APPROVALS	H-1
APPENDIX I — FEES PAID TO DMC AND AFFILIATES	I-1
APPENDIX J — OTHER FUNDS ADVISED BY DMC	J-1
APPENDIX K — TRUSTEES AND OFFICERS OF DMC	K-1
APPENDIX L — FORM OF NEW SUB-ADVISORY AGREEMENT	L-1
APPENDIX M — DIRECTORS AND OFFICERS OF MONDRIAN	M-1
APPENDIX N — INFORMATION ON OTHER FUNDS
ADVISED BY MONDRIAN	N-1
APPENDIX O — NUMBER OF SHARES OF EACH FUND
OUTSTANDING AS OF JULY 31, 2009	O-1
APPENDIX P — 5% SHARE OWNERSHIP	P-1

PROXY STATEMENT

For

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
The Small-Cap Growth Equity Portfolio

     each, a series of
     DELAWARE POOLED® TRUST

Dated September 25, 2009

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at
www.delawareinvestments.com/proxy.

     This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of Delaware Pooled Trust (the “Trust”), along with other registered open-end and closed-end management investment companies within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials. Each of the separate series within the Trust is referred to as a “Fund” and they are collectively referred to as the “Funds.”

The Meeting was called by the Board of Trustees of the Trust (the “Board,” or the “Board of Trustees”) to vote on the following proposals (the “Proposals”), each of which is described more fully below:

Proposal		Who votes on the Proposal?
1.	To elect the Board of Trustees.	Shareholders of all Funds voting collectively.

2.	To approve a new investment advisory agreement for each Fund, except The Mid-Cap Growth Equity Portfolio.	Shareholders of each Fund, except The Mid-Cap Growth Equity Portfolio, voting separately from shareholders of each other Fund.

3.	To approve a new sub-advisory agreement for The International Equity Portfolio.	Shareholders of The International Equity Portfolio only.

     The principal office of the Trust is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the office of the Trust by telephone by calling 800 231-8002. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009 at 3:00 p.m., Eastern time. Only Fund shareholders will be admitted to the Meeting. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement is first being sent to shareholders on or about September 30, 2009.

     This Proxy Statement gives you information about the Trustees, the new investment advisory agreement, the new sub-advisory agreement, and other matters that you should know before voting.

     Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request. Such requests should be directed to a Fund by calling 800 231-8002 or by writing to the Fund at Attention: Client Services, 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Each Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Funds’ Web site at www.delawareinvestments.com.

PROPOSAL 1: TO ELECT THE BOARD OF TRUSTEES

Introduction to Proposal 1

     In Proposal 1, shareholders of the Trust are being asked to elect nine trustees (together, the “Trustee Nominees”) to the Board. All of the Trustee Nominees are currently members of the Board.

     The Trust is governed by the Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Trust.

Who are the Trustee Nominees?

     The trustees of the Board (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders. As noted above, all of the Trustee Nominees standing for election are currently members of the Board. The nine Trustee Nominees are Thomas L. Bennett, Patrick P. Coyne, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher.

     The Board is comprised of the same nine Board members, eight of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (together, the “Independent Trustees”). Only Mr. Coyne would be deemed an “Interested Trustee” because he is an executive officer of the Funds’ investment adviser. Appendix A contains a list of the Trustee Nominees with certain background and related information.

     If elected, each Trustee Nominee will hold office for an indefinite term until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal. Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees. Ms. Leven serves as Coordinating Trustee for the Trust. Although Mr. Coyne, the Chairman, President, and Chief Executive Officer of the Trust, currently serves as a Trustee, he is standing for election by shareholders for the first time. Mr. Coyne was appointed as a Trustee by the Board in 2006, having been recommended for appointment to the Board by the Nominating and Corporate Governance Committee, which consists solely of Independent Trustees.

How are nominees for Trustee selected?

     The Nominating and Corporate Governance Committee recommends Board members, fills vacancies, and considers the qualifications of prospective Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for Trustee nominations only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to fill a vacancy on the Board must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any candidate recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be kept on file for consideration when there is a vacancy on the Board. The committee consists of John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex officio), all of whom are Independent Trustees. The Board’s Nominating and Corporate Governance Committee held five meetings during the Trust’s last fiscal year.

     The Board has adopted and approved a formal written charter for the Nominating and Corporate Governance Committee, which is attached as Appendix B to this Proxy Statement.

     The Nominating and Corporate Governance Committee met on September 3, 2009, to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and its affiliates and other Fund service providers, as well as such other information as the Committee deemed relevant to their considerations. The Nominating and Corporate Governance Committee recommended the Trustee Nominees for nomination by the Independent Trustees, and at their meeting on September 3, 2009, the Independent Trustees and the full Board selected and nominated the Trustee Nominees for election by the shareholders of the Trust.

How often does the Board meet and how are the Trustees compensated?

     The Board held six meetings during the Trust’s last fiscal year. Each Trustee Nominee attended at least 75% of the aggregate total number of meetings of the Board held during the Trust’s last fiscal year, and attended at least 75% of the total number of meetings held during that year by all committees of the Board on which he or she served. The Trust does not have a formal policy regarding Trustee attendance at shareholders’ meetings but it encourages Trustees to attend. The Trust does not hold annual meetings at which Trustees are elected.

     No Independent Trustee owns, beneficially or of record, securities issued by any investment adviser, sub-adviser or principal underwriter of any of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix C shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Delaware Investments® Family of Funds that were beneficially owned by each Trustee Nominee as of June 30, 2009.

     Each Independent Trustee is compensated by the Trust. Mr. Coyne, the sole Trustee who is not an Independent Trustee, is not compensated by the Trust for serving as Trustee. Trust officers are not compensated by the Trust. The table in Appendix D shows the compensation that each Independent Trustee received from the Trust during the Trust’s last fiscal year, and the aggregate compensation that each Independent Trustee received from the Delaware Investments Family of Funds during that period. In addition, the Independent Trustees received separate compensation from the Trust for the meetings held in connection with their review of the transaction described under Proposal 2 below.

Who are the principal officers of the Trust?

     Officers of the Trust are appointed by the Trust’s Board and serve at the pleasure of the Board. Appendix E to this Proxy Statement identifies the principal officers of the Trust, and provides certain background and related information.

What are the standing committees of the Board?

     The Trust’s Board has four standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Independent Trustees Committee, and the Investments Committee.

     Audit Committee. This committee monitors accounting and financial reporting policies and practices and internal controls for the Trust. The Audit Committee also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; John A. Fry; and J. Richard Zecher. The Trust’s Audit Committee held six meetings during the Trust’s last fiscal year.

     Nominating and Corporate Governance Committee. Information on the Nominating and Corporate Governance Committee is provided above under “How are nominees for Trustee selected?”

     Independent Trustees Committee. This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, the committees, and Board activities. The committee is comprised of all of the Independent Trustees. The Trust’s Independent Trustees Committee held four meetings during the Trust’s last fiscal year.

     Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board, upon request, in oversight of the investment advisory services provided to the Funds by their investment adviser as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new Funds or proposed amendments to existing agreements and to recommend actions the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review from time to time reports supplied by the Funds’ investment adviser regarding investment performance and expenses and suggest changes to such reports. The Trust’s Investments Committee consists of the following Independent Trustees: Thomas L. Bennett, Chairman; Anthony D. Knerr; Lucinda S. Landreth; Ann R. Leven (ex officio); Janet L. Yeomans; and J. Richard Zecher. The Investments Committee held four meetings during the Trust’s last fiscal year.

Who are the Trust’s independent auditors?

     Selection of Auditors. The Audit Committee and the Board have selected the firm of Ernst & Young LLP (“E&Y”) to serve as the Funds’ independent registered public accounting firm. Representatives of E&Y are not expected to be present at the Meeting, but will be available telephonically if necessary.

     Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by E&Y in connection with statutory and regulatory filings or engagements were $372,800 and $368,500 for the fiscal years ended October 31, 2008 and October 31, 2007, respectively.

     Audit-Related Fees. No fees were billed for assurance and related services rendered by E&Y that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above for the fiscal years ended October 31, 2008 and October 31, 2007.

     The aggregate audit-related fees billed by E&Y for providing such services to the Funds’ investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Trust were $19,074 and $19,074 for the fiscal years ended October 31, 2008 and

October 31, 2007, respectively. These audit-related services consisted of the issuance of a report concerning the transfer agent’s system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act of 1934, as amended.

     Tax Fees. The aggregate fees billed to the Trust for professional services rendered by E&Y to the Trust for tax compliance, tax advice, and tax planning were $147,505 and $129,520 for the fiscal years ended October 31, 2008 and October 31, 2007, respectively. These tax-related services consisted of the review of income tax returns, review of annual excise distribution calculations, and tax compliance services with respect to investments in foreign securities.

     No fees were billed by E&Y for tax-related services provided to the Trust’s investment adviser and other service providers under common control with the adviser and that related directly to the operations or financial reporting of the Trust for the fiscal years ended October 31, 2008 and October 31, 2007.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust were $399,507 and $383,882 for the fiscal years ended October 31, 2008 and October 31, 2007, respectively.

     The Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser, and any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust, is compatible with maintaining the independence of E&Y. The Audit Committee has determined that E&Y’s provision of these services is compatible with maintaining E&Y’s independence. E&Y currently is analyzing whether its independence will be affected after the completion of the transaction described in Proposal 2 as a result of services provided by E&Y to Macquarie Group Limited and its affiliates.

     All Other Fees. There were no additional fees paid by the Trust or by the Funds’ investment adviser or other service providers under common control with the Funds’ investment adviser during the Trust’s last two fiscal years for products and services provided by E&Y, other than the services reported above.

     Pre-Approval Policies and Procedures. The Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth in Appendix F to this Proxy Statement. All of the fees disclosed above were pre-approved pursuant to the Pre-Approval Policies and Procedures. The Audit Committee for the Trust did not approve any of the services described above pursuant to the de minimis exceptions set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

What is the required vote to elect Trustees?

     Provided that Quorum requirements (as defined below in “Voting Information”) have been satisfied, the Trustee Nominees will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds. This means that the nine Trustee Nominees receiving the largest number of votes will be elected. The votes of shareholders of all of the Funds of the Trust will be counted together in determining the results of the voting for Proposal 1.

THE BOARD RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE TRUSTEE NOMINEES.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT
ADVISORY AGREEMENT

Introduction to Proposal 2

     In Proposal 2, shareholders of each Fund, except The Mid-Cap Growth Equity Portfolio, are being asked to approve a new investment advisory agreement between your Fund, and Delaware Management Company (“DMC”) (the “New Investment Advisory Agreement”). DMC currently serves as investment adviser for each Fund, but, for the reasons discussed below, the New Investment Advisory Agreement will be required if the Transaction (as defined below) is completed. Shareholders of The Mid-Cap Growth Equity Portfolio are not being solicited to approve the New Investment Advisory Agreement because such Fund will be liquidated by the time of the Closing (as defined below). For a general description of the proposed New Investment Advisory Agreement and a comparison of the proposed New Investment Advisory Agreement and the investment advisory agreement currently in effect for the Trust, on behalf of each Fund (the “Current Investment Advisory Agreement”), see “The New Investment Advisory Agreement” below. The form of the New Investment Advisory Agreement is presented in Appendix G. The date of the Current Investment Advisory Agreement and the date on which it was last approved by shareholders of each Fund are provided in Appendix H. The Current Investment Advisory Agreement was last approved for continuance by the Board in May 2009.

     The Board is proposing the approval of the New Investment Advisory Agreement because the Current Investment Advisory Agreement will terminate upon completion of the Transaction. As required by the 1940 Act, the Current Investment Advisory Agreement terminates automatically upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in a change of control of DMC, and thus the assignment and automatic termination of the Current

Investment Advisory Agreement. Shareholders of each Fund are therefore being asked to approve the New Investment Advisory Agreement for their Fund. The New Investment Advisory Agreement would become effective only if approved by the shareholders of the applicable Fund and if the Transaction is completed. Although the closing of the Transaction (the “Closing”) is currently expected to take place on or about December 31, 2009, if the Transaction is not completed or the Transaction Agreement (as defined below) is terminated, the New Investment Advisory Agreement will not go into effect and the Current Investment Advisory Agreement will continue in effect.

Description of the Transaction

     Lincoln National Corporation (“LNC”) and its indirect, wholly owned subsidiary, Lincoln National Investment Companies, Inc. (“LNIC”), entered into a definitive agreement (the “Transaction Agreement”), dated as of August 18, 2009, with Macquarie Bank Limited, whereby LNIC will sell all of the issued and outstanding capital stock of Delaware Management Holdings, Inc. (“DMHI”) to Macquarie Bank Limited (or a subsidiary thereof) (the “Transaction”). Certain Fund service providers are subsidiaries of DMHI and will be included in the Transaction, including DMC, Delaware Service Company, Inc. (“DSC”), the fund accounting and financial administration oversight provider and transfer agent for the Funds, and Delaware Distributors, L.P. (“DDLP”), the principal underwriter for the Funds. DMHI and its subsidiaries are referred to collectively as “Delaware Investments.”

     Macquarie Group Limited and its various subsidiaries (including Macquarie Bank Limited) are referred to collectively as “Macquarie Group.” The Transaction Agreement requires Macquarie Bank Limited (or a permitted assignee) to pay LNIC approximately $428 million in cash at the Closing to acquire DMHI and its subsidiaries, subject to certain specified closing adjustments at and after the Closing. The Closing is subject to the satisfaction or waiver of customary closing conditions, including (i) annualized advisory fees payable to Delaware Investments by all clients that have consented to the assignment of their investment advisory agreements or approved a new investment advisory agreement (including the Trust) not being less than a minimum percentage of annualized advisory fees payable to Delaware Investments as of April 30, 2009 and (ii) the parties obtaining certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

     DMC manages the assets of each Fund and makes each Fund’s investment decisions, subject to the supervision of the Board. DMC is a series of Delaware Management Business Trust (“DMBT”), which is an indirect subsidiary of DMHI. DMC, DMBT, and DMHI are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments has been managing mutual funds since

1938. As of June 30, 2009, Delaware Investments managed, in the aggregate, more than $120 billion in assets in various institutional, separately managed, investment company, and insurance accounts. DMHI, a Delaware corporation, is a holding company that, through its subsidiaries and affiliates, provides investment advisory, asset management, administrative, broker/dealer, and related products and services. DMHI’s asset management capabilities include the ability to manage equity, fixed income, and money market securities, which are offered through vehicles such as mutual funds, closed-end funds, privately managed accounts, and institutional separate accounts. DMHI is an indirect, wholly owned subsidiary of, and subject to ultimate majority control of, LNC, which is a publicly traded corporation. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. LNIC is an Indiana corporation and an indirect, wholly owned subsidiary of LNC. LNIC owns 100% of the issued and outstanding common stock of DMHI. After the Transaction, DMHI will be an indirect, wholly owned subsidiary of Macquarie Group Limited.

     Macquarie Group is a global provider of banking, financial, advisory, investment and fund management services. Macquarie Group Limited, No. 1 Martin Place, Sydney, New South Wales 2000, Australia, is listed on the Australian Securities Exchange (ASX:MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker. Founded in 1969, Macquarie Group now operates in more than 70 office locations in over 26 countries. Macquarie Group employed approximately 12,500 people and had assets under management of $190 billion as of July 31, 2009. Macquarie Group has been active in North America for over a decade. Macquarie Group currently has more than 1,900 professionals in offices in 25 North American locations. Macquarie Funds Group, the asset management arm of Macquarie Group, is a full service global fund manager with over 25 years’ experience and offers a range of investments for retail and institutional investors across a variety of asset classes including fixed income, cash, currencies, equities, commodities, emerging markets, listed infrastructure and listed real estate as well as private equity and hedge fund of funds. Macquarie Funds Group employs over 600 staff across 19 locations globally with assets under management of approximately $67 billion as of July 31, 2009. More information on Macquarie Group’s operations is available at www.macquarie.com.au and at www.macquarie.com/us.

     Australian Banking Regulations require the following disclaimer to be made: Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

     The Transaction is part of Macquarie Group’s strategy to develop a global asset management capability through building a highly regarded team of investment professionals, offering an attractive suite of investment products and gaining broader access to markets in the United States. Macquarie Group values DMC’s focus on the advisory segment of the U.S. market, its significant investment management capabilities, and its experienced management team.

     The Transaction is not currently expected to result in a change in the persons responsible for the day-to-day management of the Funds or in the operation of the Funds. Moreover, it is currently anticipated that following the Closing, DMHI, DMC, DDLP, DSC, and the Funds will continue to operate in substantially the same manner as at present, and the Delaware Investments brand will remain with the business. Upon completion of the Transaction, the combined assets under management of Macquarie Group, including DMHI and its subsidiaries, are expected to be over $300 billion. After the Transaction, DMHI and its subsidiaries (including DMC) will remain headquartered in Philadelphia. Investment management professionals serving DMC’s clients are not currently expected to change as a result of the Transaction. Clients of DMC may be offered opportunities to invest in new products with access to Macquarie Group’s investment strategies, notably in real assets, global fixed income securities, and alternative investments. Macquarie Group clients across its global network may be offered investment products involving Delaware Investments’ investment strategies in structures designed specifically for them. Macquarie Group also currently anticipates providing additional funding to support the growth of DMC and its affiliates, for example through potential investment in operations and distribution and a commitment to expanding its multi-boutique approach.

     In anticipation of the Transaction, the Board has had a number of telephonic and in-person meetings and met both formally and in informational sessions between April 16, 2009 and September 3, 2009, for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Advisory Agreement. The 1940 Act requires that the New Investment Advisory Agreement be approved by a Fund’s shareholders in order to become effective. At the in-person meeting held on September 3, 2009, for the reasons discussed below under “Board considerations in approving the New Investment Advisory Agreement,” the Board, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement as being in the best interests of the Funds and their shareholders and recommended its approval by shareholders. In the event shareholders of a Fund do not approve the New Investment Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders, including entering into a temporary, interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act pending further solicitation of shareholder approval.

Section 15(f) of the 1940 Act

     The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as LNC and LNIC) of an investment adviser (such as DMC) to an investment company (such as a Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this test and is expected to do so after the Transaction is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the transaction. An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Macquarie Bank Limited has agreed as part of the Transaction Agreement that, following the Closing, to the extent within its control, it will not take or fail to take (and will not cause its affiliates to take or fail to take) any action, if such action or failure to take action would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met with respect to the Transaction. In that regard, from and after the Closing date and to the extent within its control, Macquarie Bank Limited has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The New Investment Advisory Agreement

     The New Investment Advisory Agreement will be substantially similar to the Current Investment Advisory Agreement. Appendix G contains the form of the New Investment Advisory Agreement. The following is a comparison of certain provisions of the New Investment Advisory Agreement and the Current Investment Advisory Agreement.

     Fees. There will be no change in the fee schedule applicable to any Fund under the New Investment Advisory Agreement. All currently effective contractual expense limitations and reimbursements will remain in place after the Transaction until the end of their respective terms, and Macquarie Group has no present intention to cause DMC to alter any voluntary expense limitations and reimbursements currently in effect for the Funds. The compensation payable to a sub-adviser of a Fund (if applicable) is paid by DMC. The Funds are not responsible for payment of sub-advisory fees to any sub-adviser.

     Investment Advisory Services. The New Investment Advisory Agreement requires DMC to provide the same services to the Funds as it does under the Current Investment Advisory Agreement. The New Investment Advisory Agreement generally provides that, subject to the direction and control of the Board, DMC shall: (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund; (ii) effect the purchase and sale of those investments in furtherance of each Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding each Fund’s investments as DMC deems appropriate or as the Board may reasonably request.

     Subject to the primary objective of obtaining best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide statistical, factual, or financial information and services to a Fund, to DMC, or to other clients of DMC. Both the Current and New Investment Advisory Agreements provide that the services of DMC are not exclusive to the Funds, and DMC and its affiliates may render services to others.

     The New Investment Advisory Agreement provides that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for a Fund. DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law. A similar provision is included in the Current Investment Advisory Agreement.

     Fund Administration Services. DMC and Macquarie Group have advised the Board that they anticipate and intend that the nature and level of administrative services provided to the Funds under the Current Investment Advisory Agreement, in combination with any administrative services agreements, will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreement. In addition, any fees for administrative services, whether payable under the Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or the New Investment Advisory Agreement.

     Payment of Expenses. The provisions contained in the New Investment Advisory Agreement addressing allocation of expenses are substantially similar in all material respects to those contained in the Current Investment Advisory Agreement. Both the Current and New Investment Advisory Agreements provide that the Trust is responsible for its own expenses, including costs incurred in the maintenance of its corporate existence; the maintenance of the Trust’s books, records and procedures; dealing with a Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In addition, to avoid uncertainty, certain other expenses paid by the Trust under the Current Investment Advisory Agreement are listed expressly as Trust expenses in the New Investment Advisory Agreement. These expenses include auditing, fund accounting and financial administration fees, and other costs and expenses approved by the Board. Except as expressly provided for in the Current and New Investment Advisory Agreements, DMC is not responsible for the Trust’s expenses. The costs of the Transaction, however, are treated differently. See “Board considerations in approving the New Investment Advisory Agreement – Comparative Expenses.”

     Trustees, officers, and employees of DMC may be Trustees and officers of the Trust, but trustees, officers, and employees of DMC who are Trustees, officers and/ or employees of the Trust do not receive any compensation from the Trust for acting in a dual capacity. The Trust and DMC may share common facilities, which may include legal and accounting personnel, with appropriate proration of expenses between the Trust and DMC.

     Limitation on Liability. Under the Current and New Investment Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to a Fund, DMC shall not be liable to a Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding or sale of any security, or otherwise.

     Term and Continuance. If approved by shareholders of a Fund, the New Investment Advisory Agreement will continue in effect for an initial period of two years from the date of implementation, and may be renewed thereafter provided that its renewal is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a 1940 Act Majority (as defined below) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval. The Current Investment Advisory Agreement has similar provisions for its term and continuance. The initial two-year period has elapsed for the Current Investment Advisory Agreement, which was most recently approved by the Board on behalf of each Fund in May 2009.

     A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

     Termination. Each Fund’s New Investment Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, by the Trust upon giving DMC 60 days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Trust’s Board or by the vote of a 1940 Act Majority of the Fund’s outstanding voting securities. The New Investment Advisory Agreement may also be terminated by DMC on 60 days’ written notice. As required by the 1940 Act, the New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreement contains similar termination provisions.

     Proxy Voting. The New Investment Advisory Agreement provides explicitly that DMC shall be responsible for voting proxies of portfolio securities of each Fund, a service currently provided by DMC but not provided for explicitly in the Current Investment Advisory Agreement.

     Amendments. To incorporate explicitly the requirements of the 1940 Act, the New Investment Advisory Agreement provides that it may not be amended without a shareholder vote and a vote of the Independent Trustees, but that it may be amended without shareholder approval if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval. The Current Investment Advisory Agreement does not contain a similar provision. The New Investment Advisory Agreement provides that it may be amended pursuant to a written agreement executed by a Fund and DMC.

     Other Changes. The New Investment Advisory Agreement conforms the Current Investment Advisory Agreement to currently applicable laws and regulations and includes a number of minor wording changes that clarify non-material ambiguities in the Current Investment Advisory Agreement.

     Sub-Advisers. DMC operates as a “manager of managers” of the Trust, on behalf of The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, and The Labor Select International Equity Portfolio (the “sub-advised Funds”), pursuant to an exemptive order (the “Manager of Managers Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”). The Manager of Managers Order enables DMC, subject to the approval of the Board, but without shareholder approval, to appoint and replace sub-advisers for new funds or the sub-advised Funds, enter into and terminate sub-advisory agreements, or materially amend the terms of sub-advisory agreements. However, DMC will not be able to enter into a sub-advisory agreement with an affiliated person of DMC unless the sub-advisory agreement with the affiliated person, including the compensation thereunder, is approved by the affected Fund’s shareholders. Although shareholder approval is not required for the termination of a sub-advisory agreement, shareholders of a sub-advised Fund continue to have the right to terminate such agreement at any time by a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of such sub-advised Fund.

     The sub-advised Funds are currently sub-advised by Mondrian Investment Partners Limited (“Mondrian”), which is located at Fifth Floor, 10 Gresham Street, London, United Kingdom EC2V 7JD. DMC pays the Mondrian out of its fees. One or more different sub-advisers may be hired for any sub-advised Fund in the future. At such time, DMC will recommend the sub-advisers to the Board and, if the Board approves the hiring of one or more unaffiliated sub-advisers, shareholders of such sub-advised Fund will receive an information statement providing notice of such hiring and providing shareholders with pertinent information about such sub-adviser(s) pursuant to the Manager of Managers Order under which the Trust operates.

     The sub-advisory agreement pursuant to which Mondrian provides sub-advisory services (the “sub-advised Funds’ Current Sub-Advisory Agreement”) will automatically terminate upon the termination of the Current Investment Management Agreement, which, as noted above, will terminate upon the completion of the Transaction. DMC recommended that the Board approve a new sub-advisory agreement (the “sub-advised Funds’ New Sub-Advisory Agreement”). The Board approved the sub-advised Funds’ New Sub-Advisory Agreement at a meeting on September 3, 2009. If the New Investment Management Agreement is approved by the shareholders of a sub-advised Fund, the sub-advised Funds’ New Sub-Advisory Agreement relating to that sub-advised Fund will take effect upon the Closing. If the Transaction is not completed or is terminated, the sub-advised Funds’ New Sub-Advisory Agreement will not go into effect and the sub-advised Funds’ Current Sub-Advisory Agreement will continue in effect. The terms of the sub-advised Funds’ New Sub-Advisory Agreement are identical to the sub-advised Funds’ Current Sub-Advisory Agreement.

     Additional Information. A discussion of the basis for the Board’s approval of the Current Investment Advisory Agreement will be made available in the Trust’s next-published annual report to shareholders. Appendix H provides information on the Current Investment Advisory Agreement, including the date of the Current Investment Advisory Agreement, the date of last shareholder approval, and the reason for the most recent submission to shareholders. Exhibit A to Appendix G discloses the rate of compensation of DMC under the Current Investment Advisory Agreement and the New Investment Advisory Agreement. Appendix I describes for each Fund the aggregate amount of DMC’s fees and the amount and purpose of any other material payments to DMC (including any affiliated person of DMC) for services provided to each Fund during the last fiscal year of the Fund. These services will continue to be provided if the New Investment Advisory Agreement is approved. For other registered funds advised by DMC that have investment objectives similar to those of the Funds, Appendix J sets forth the fund’s name, the fund’s net assets as of July 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract.

Additional information about DMC

     Appendix K provides the name, address and principal occupation of each executive officer and each trustee of DMC, and each individual who is an officer or Trustee of the Trust and who is also an officer, employee or shareholder of DMC. Mr. Coyne, a Trustee and executive officer of the Trust, and certain other executive officers of the Trust, may be deemed to have a substantial interest in this Proposal 2 arising from equity interests (the “Equity Interests”) they hold in Delaware Investments U.S., Inc. (“DIUS”), a subsidiary of DMHI and indirect parent of DMC. These persons may indirectly receive a portion of the purchase consideration for the Transaction as a result of the accelerated vesting of the Equity Interests caused by the Transaction. Based on the purchase consideration described above and other valuations, the approximate Equity Interests as a percentage of issued and outstanding equity of DIUS held by these persons as of August 18, 2009 are as follows: Patrick P. Coyne 0.32%; Michael J. Hogan 0.25%; See Yeng Quek 0.29%; David P. O’Connor 0.17%; and Richard Salus 0.01%. See Appendix K for a list of the executive officer positions with the Trust of each of the above named individuals. Generally, the Equity Interests will be fully vested and may be put back to DIUS or called by DIUS not later than thirteen months following the Closing. The holders of the Equity Interests will only obtain a portion of the purchase consideration if they put their vested Equity Interests back to DIUS or their Equity Interests are called by DIUS, and the dollar value of the Equity Interests will be ascertained at the time of the put or call, as the case may be. Certain other officers of DMC who are also officers of the Trust own or hold vested or unvested stock or options on stock of LNC.

Board considerations in approving the New Investment Advisory Agreement

     At an in-person meeting held on September 3, 2009, the Board, including the Independent Trustees, discussed and unanimously approved the New Investment Advisory Agreement between each Fund and DMC. Concluding that approval of the

New Investment Advisory Agreement would be in the best interests of each Fund and its shareholders, the Board also directed that the New Investment Advisory Agreement be submitted to Fund shareholders for approval, and recommended that shareholders of each vote “FOR” approval of the New Investment Advisory Agreement.

     Prior to their consideration of the New Investment Advisory Agreement, pursuant to letters from their independent legal counsel addressed to Macquarie Group and DMC, the Independent Trustees requested extensive materials about the Transaction and matters related to the proposed approvals. To assist the Board in considering the New Investment Advisory Agreement, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed to it by the Independent Trustees. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed to it by the Independent Trustees. The Board requested and received certain information regarding the policies of DMC with respect to advisory fee levels and DMC’s philosophy with respect to breakpoints; the structure of portfolio manager compensation; DMC’s profitability; as well as any constraints or limitations on the availability of securities in certain investment styles that might inhibit DMC’s ability to invest fully in accordance with Fund policies.

     The Coordinating Trustee and the Chair of each committee of the Board, together with their independent legal counsel and Fund counsel, met with representatives of DMC and Macquarie Group to discuss the Transaction in very preliminary terms. Thereafter, the Independent Trustees, together with their independent legal counsel and Fund counsel, participated in a combination of four separate in-person meetings and telephone conference calls with representatives of DMC and Macquarie Group. In addition, management of DMC and certain Independent Trustees met in person or by telephone on several other occasions during the months preceding the Board’s in-person meeting on September 3, 2009. At these meetings and on these telephone calls, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions on numerous occasions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the New Investment Advisory Agreement and certain other contracts and considerations relevant to their deliberations on whether to approve the New Investment Advisory Agreement.

     At the in-person meetings and telephonic conference calls, the Trustees discussed the Transaction with DMC management and with key Macquarie Group representatives. The meetings included discussions of the strategic rationale for the Transaction as discussed above under “Description of the Transaction,” and Macquarie Group’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Macquarie Group made presentations to, and responded to questions from, the Trustees. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMHI and DMC in connection with the Transaction.

     In connection with the Trustees’ review of the New Investment Advisory Agreement, DMC and/or Macquarie Group emphasized that:

  They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;

  No material changes in personnel or operations are currently contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes are currently contemplated in connection with third party service providers to the Funds;

  Macquarie Group has no present intention to cause DMC to alter the voluntary expense limitations and reimbursements currently in effect for the Funds; and

  Under the Transaction Agreement, Macquarie Bank Limited has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

     In addition to the information provided by DMC and Macquarie Group as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, for each Fund, the Trustees determined that the overall arrangements between the Fund and DMC, as provided in the New Investment Advisory Agreement, including the proposed advisory fees and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included:

  The potential for expanding distribution of Fund shares through access to Macquarie Group’s existing distribution channels;

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia and other parts of the world;

  The terms and conditions of the New Investment Advisory Agreement, including that each Fund’s contractual fee rate under the New Investment Advisory Agreement will remain the same (see “The New Investment Advisory Agreement” above);

  The Board’s full annual review (or initial approval) of the Current Investment Advisory Agreement at its in-person meeting in May 2009 as required by the 1940 Act and its determination at that time that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund, taking into account any applicable fee limitations and breakpoints, represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of its reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNIC’s and Macquarie Bank Limited’s execution of an agreement with the Trust (the “Expense Agreement”) pursuant to which LNIC and Macquarie Bank Limited have agreed to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Board’s consideration of the Transaction, the New Investment Advisory Agreement and related agreements, and all costs related to proxy solicitation (subject to certain limited exceptions);

  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which would in turn allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.

     Certain of these considerations are discussed in more detail below.

     In making their decision relating to the approval of the Fund’s New Investment Advisory Agreement, the Independent Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Investment Advisory Agreement.

     Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreement will be substantially similar to the Current Investment Advisory Agreement (as discussed above under “The New Investment Advisory Agreement”), and they therefore considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds; and the adherence to fair value pricing procedures as established by the Board. The Trustees were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

     The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, DSC. The Board routinely reviews and has been impressed by DSC’s performance. The Trustees noted, in particular, DSC’s commitment to maintain a high level of service as well as DSC’s expenditures to improve the delivery of shareholder services. The Board was assured that shareholders would continue to receive the benefits provided to Fund shareholders, including each shareholder’s ability to exchange an investment in one Fund for the same class of shares in another Fund and to reinvest Fund dividends into additional shares of any of the Funds.

     Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreement. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that it did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders.

     Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Trustees placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreement at the Board meeting held in May 2009. At that meeting, the Trustees reviewed reports for each Fund prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which showed the Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe made up the first quartile; the next 25% made up the second quartile; the next 25% made up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe made up the fourth quartile. Annualized investment performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, compared to that of the Performance Universe. The Board’s objective was that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. During the May 2009 review process, the Trustees observed the significant improvements to relative investment performance of the funds in the Delaware Investments® Family of Funds as compared to the funds’ performance as of December 31, 2007.

     At their meeting on September 3, 2009, the Trustees, including the Independent Trustees in consultation with their independent counsel, updated their examination of the investment performance of each fund in the Delaware Investments Family of Funds. The Trustees compared the performance of each fund in the Delaware Investments Family of Funds to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each fund in the Delaware Investments Family of Funds for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the funds in the Delaware Investments Family of Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional six funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for an equal number of the applicable time periods, and only 29 funds in the Delaware Investments Family of Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008.

     The Board therefore concluded that the investment performance of the funds in the Delaware Investments® Family of Funds on an aggregate basis had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting. Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be satisfactory and improving, (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Trustees thought it was extremely unlikely that the Funds would bear any Transaction-related expenses, and (iv) there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.

     Comparative Expenses. The Trustees also evaluated expense comparison data for the Funds previously considered in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Trustees focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Trustees also considered fees paid to Delaware Investments for non-management services. The Trustees’ objective was for each Fund’s total expense ratio to be competitive with that of the funds in the Expense Group. According to the Lipper reports furnished for the May 2009 meeting, the effective management fees and total expense ratios for a majority of the funds in the Delaware Investments Family of Funds were below the respective Expense Group median. At the September 3, 2009 meeting, DMC advised the Board that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009, and consequently the Trustees concluded that expenses of the Funds were satisfactory.

     The Board also considered the Expense Agreement in evaluating Fund expenses. The Expense Agreement provides that LNIC and Macquarie Bank Limited will pay or reimburse the Trust for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the consideration of the New Investment

Advisory Agreement (subject to certain limited exceptions). These obligations of LNIC and Macquarie Bank Limited apply regardless of whether or not the Transaction is consummated. As a result, the Funds will bear no costs in connection with or related to evaluating the Transaction or seeking or obtaining shareholder approval of the New Investment Advisory Agreement (other than as described above).

     Based on information provided by DMC and Macquarie Group, the Board concluded that neither the Transaction nor the New Investment Advisory Agreement would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same, (ii) the Board was assured by DMC and Macquarie Group that they had no current intention to change DMC’s existing voluntary expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions), (iv) consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing, and (v) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

     Management Profitability. At its meeting on September 3, 2009, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its May 2009 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

     At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Board considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. At that meeting, the Board found that the management fees charged were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Trustees reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by

Macquarie Group and DMC in response to the Trustees’ requests), and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreement.

     Based on information provided by DMC and Macquarie Group, the Board concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreement as was the case under the Current Investment Advisory Agreement. The Board also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and that DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, the Trustees concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreement would be reasonable in light of the services to be provided and the expected profitability of DMC.

     Economies of Scale. The Trustees considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Trustees took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. DMC management believed, and the Board agreed, that the Funds were priced with breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders.

     The Board also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Trustees concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest additional amounts in Delaware Investments if appropriate opportunities arise. The Board further concluded that potential economies of scale could be achieved as a result of Delaware Investments’ expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Macquarie Group’s global asset management business.

     Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Board also considered that Macquarie Group and Delaware Investments may derive reputational, strategic and other benefits from their association with the Delaware Investments® Family of Funds, including service relationships with DMC, DSC, and DDLP, and evaluated the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreement would not be dissimilar from those existing under the Current Investment Advisory Agreement, (ii) such benefits did not impose a cost or burden on the Funds or their shareholders, and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

     The Transaction Agreement. The Trustees reviewed the Transaction Agreement in advance of the September 3, 2009 meeting. The Trustees considered the terms of the Transaction Agreement, including those related to Section 15(f) of the 1940 Act and that LNIC and Macquarie Bank Limited will bear the expenses related to the Funds’ proxy solicitation. At the meeting, the Trustees discussed the purchase price to be paid and noted the conditions to the Closing, including the requirements for obtaining consents to the change in control from Delaware Investments’ advisory clients, such as the Funds. The Trustees believed that Delaware Investments’ ability to continue to manage the general account assets of certain LNC subsidiaries was important because it allowed Delaware Investments’ overhead expenses to be spread over a larger base of assets under management and thus potentially reduce costs to the Funds and their shareholders as compared to the costs that might apply if Delaware Investments did not manage the general account assets. Consequently, the Trustees evaluated the provisions of the Transaction Agreement related to the management of those assets and concluded that those provisions were satisfactory and likely to be beneficial to Fund shareholders.

     Board Review of Macquarie Group. The Trustees reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the Independent Trustees. As previously noted, to consider Delaware Investments’ ability to continue to provide the same level and quality of services to the Funds, the Board requested, received and reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009, which projected Delaware Investments’ capitalization following the Transaction. Based on this review, the Trustees concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Trustees noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

     Macquarie Group described its proposed changes to Delaware Investments’ corporate governance, primarily through the anticipated addition of certain Macquarie Group officers to DMHI’s board of directors and to Delaware Investments’ distribution and product management affiliates. The Trustees considered favorably Macquarie Group’s statement that it had no current intention to change the executive, administrative, investment, or support staff of Delaware Investments in any significant way as a result of the Transaction. Macquarie Group described the proposed harmonization of the compensation system in use at Delaware Investments with the compensation plan used by Macquarie Group, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel. Macquarie Group described its current intention to enhance certain administrative and operational areas of DMC following the Transaction, including information technology, product management, and risk management.

     The Board considered Macquarie Group’s current intention to leave the Funds’ service providers in place. The Board also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Board concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

     DMC and Macquarie Group explained to the Board that, as a subsidiary of an Australian authorized deposit-taking institution, Delaware Investments would become subject to certain Australian regulatory oversight and requirements following the Transaction, including those related to disclosure, fund holdings, affiliated transactions, advisory agreements, and expense limitation agreements. DMC and Macquarie Group also explained to the Board that certain exemptive relief had been provided to Macquarie Group by the Australian bank regulator in anticipation of the Transaction, and the Board was informed of the nature of future relief that may be required. Based on the information provided and representations made by DMC and Macquarie Group, the Board concluded that the Australian bank regulatory requirements would not have a material effect on the operations of DMC or the Funds, including DMC’s ability to continue in its discretion to provide voluntary expense limitations and reimbursements to the Funds or to contribute appropriate levels of seed capital to new funds.

     The Board noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Macquarie Group and received research in connection with those transactions. In addition, certain other Macquarie Group affiliates participate as underwriters for securities offerings outside of the United States. Consequently, the Board determined to have DMC report to them regularly to monitor any brokerage transactions with Macquarie Group affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 promulgated under the 1940 Act for offerings in which a Macquarie Group affiliate is a member of the underwriting syndicate.

     Conclusion. The Independent Trustees deliberated in executive session; the entire Board, including the Independent Trustees, then approved the New Investment Advisory Agreement. The Board concluded that the advisory fee rate for each Fund under the New Investment Advisory Agreement is reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement is in the best interests of the shareholders. For each Fund, the Trustees noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Trustees also noted, with respect to the Funds that currently had the benefit of voluntary fee limitations, that Macquarie Group had no present intention to cause DMC to alter any voluntary expense limitations or reimbursements currently in effect for the Funds. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable. In approving the New Investment Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Required vote

     To become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities. Shareholder approval of the New Investment Advisory Agreement by one Fund is not contingent on shareholder approval of the New Investment Advisory Agreement by any other Fund. The New Investment Advisory Agreement was approved separately by the Independent Trustees and by the Board as a whole after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Investment Advisory Agreement to each Fund for consideration by the shareholders of the Fund. If the shareholders of a Fund do not approve the New Investment Advisory Agreement, the Board will consider other possible courses of action for the Fund, including entering into an interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 3: TO APPROVE A NEW SUB-ADVISORY AGREEMENT

Introduction to Proposal 3

     At the Meeting, shareholders of The International Equity Portfolio will be asked to approve a new investment sub-advisory agreement among DMC, on behalf of the Trust and The International Equity Portfolio, and Mondrian (the “New Sub-Advisory Agreement”). For a general description of the proposed New Sub-Advisory Agreement and a comparison of the proposed New Sub-Advisory Agreement and the sub-advisory agreement currently in effect for The International Equity Portfolio (the “Current Sub-Advisory Agreement”), see “The New Sub-Advisory Agreement” below. The form of New Sub-Advisory Agreement is included in Appendix L.

     Subject to the supervision of DMC and the Board, Mondrian supervises and directs the investments of assets of The International Equity Portfolio. Mondrian, a limited liability company organized under the laws of the United Kingdom, is located at Fifth Floor, 10 Gresham Street, London, United Kingdom EC2V 7JD. Mondrian has been a registered investment adviser since 1990 and as of June 30, 2009, managed more than $51 billion in assets in various institutional or separately managed, investment company, and insurance accounts. Appendix M provides information on the executive officers and directors of Mondrian.

     The date of The International Equity Portfolio’s Current Sub-Advisory Agreement is September 24, 2004. The Current Sub-Advisory Agreement was last approved by shareholders of The International Equity Portfolio on August 31, 2004, and was most recently approved for continuance by the Board in May 2009.

     The Board is proposing the New Sub-Advisory Agreement because the Current Sub-Advisory Agreement terminates automatically upon termination of the Current Investment Advisory Agreement which, as noted above, will terminate as a result of the Transaction. The New Sub-Advisory Agreement would only be effective upon completion of the Transaction. If the Transaction is never completed, the New Sub-Advisory Agreement will not go into effect and the Current Sub-Advisory Agreement will continue in effect. For more information on the Transaction, see “Description of the Transaction” under Proposal 2 above.

The New Sub-Advisory Agreement

     The terms of the New Sub-Advisory Agreement are substantially similar to the Current Sub-Advisory Agreement. A discussion of the basis for the Board’s approval of the Current Sub-Advisory Agreement will be made available in Trust’s next-published annual report to shareholders. Appendix L includes a form of the New Sub-Advisory Agreement.

     DMC pays Mondrian a fee equal to 0.36% of the average daily net assets of The International Equity Portfolio for the services it provides. During the last fiscal year, Mondrian received $6,770,367.00 in fees from DMC for the services provided to The International Equity Portfolio. The International Equity Portfolio did not make any other material payments to Mondrian (including any affiliated person of Mondrian) during the last fiscal year. Appendix N provides information on the advisory fees paid by funds managed by Mondrian having similar investment objectives to The International Equity Portfolio.

     Fees. There will be no change in the fees paid by DMC on behalf of The International Equity Portfolio under the New Sub-Advisory Agreement for sub-advisory services.

     Sub-Advisory Services. The New Sub-Advisory Agreement requires Mondrian to provide the same services as the Current Sub-Advisory Agreement. The New Sub-Advisory Agreement generally provides that, subject to the direction and control of the Trust’s Board and DMC, Mondrian shall (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of The International Equity Portfolio; (ii) effect the purchase and sale of those investments in furtherance of The International Equity Portfolio’s objectives and policies; and (iii) furnish the Board with information and reports regarding The International Equity Portfolio’s investments.

     Subject to the primary objective of obtaining best execution, Mondrian may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide brokerage and research services to DMC, Mondrian, and The International Equity Portfolio.

     Both the Current and New Sub-Advisory Agreements provide that the services of Mondrian are not exclusive to The International Equity Portfolio, and Mondrian may render services to others.

     Limitation on Liability. Under the Current and New Sub-Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as a sub-adviser to the Trust, on behalf of The International Equity Portfolio, neither Mondrian nor any of its officers, directors, employees or agents (collectively, the “sub-adviser”) shall be liable to the Trust, The International Equity Portfolio, DMC or to any shareholder for any action or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     Indemnity. Under the Current and New Sub-Advisory Agreements, DMC shall indemnify the sub-adviser to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred by the sub-adviser arising from or in connection with the Agreement or the performance by the sub-adviser of the duties under the Agreement, as long as such losses arise out of DMC’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Agreement, including, without limitation, such losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to DMC or the Trust by the sub-adviser specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto.

     Term and Continuance. If approved by shareholders of The International Equity Portfolio, the New Sub-Advisory Agreement will terminate two years from the date of approval, and will only continue in effect from year to year if its continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board or a 1940 Act Majority of The International Equity Portfolio, and (b) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval. The Current Sub-Advisory Agreement has an identical provision for its term and continuance. The Current Sub-Advisory Agreement was most recently renewed by the Trust’s Board in May 2009.

     Termination. The New Sub-Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, (i) by DMC upon giving ninety days’ written notice to Mondrian, or (ii) by the Trust upon giving sixty days’ written notice to Mondrian, provided that the termination by the Trust is directed or approved by the vote of a majority of the Trust’s Board or by the vote of a 1940 Act Majority of The International Equity Portfolio shareholders. The New Sub-Advisory Agreement may also be terminated by Mondrian on ninety days’ written notice. As required by the 1940 Act, the New Sub-Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). Furthermore, the New Sub-Advisory Agreement will terminate upon termination of the Investment Advisory Agreement. The Current Sub-Advisory Agreement contains identical termination provisions.

Board considerations in approving the New Sub-Advisory Agreement

     At an in-person meeting held on September 3, 2009, the Board, including the Independent Trustees, discussed and unanimously approved the New Sub-Advisory Agreement between DMC, on behalf of the Trust and The International Equity Portfolio, and Mondrian. Concluding that approval of the New Sub-Advisory Agreement would be in the best interests of The International Equity Portfolio and its shareholders, the Board also directed that the New Sub-Advisory Agreement be submitted to The International Equity Portfolio shareholders for approval, and recommended that shareholders vote “FOR” approval of the New Sub-Advisory Agreement.

     The Current Sub-Advisory Agreement was most recently approved by the Board for The International Equity Portfolio at Board meetings held in May 2009. At its in-person meeting in May 2009, the Board performed a full annual review of the Current Sub-Advisory Agreement as required by the 1940 Act. To assist the Board in considering the New Sub-Advisory Agreement, Mondrian provided the Board with information that updated the information that the Board considered at its meeting in May 2009. The information was provided in advance of the September 3, 2009 in-person meeting. The Independent Trustees met in person or by telephone on several occasions, consulted with independent legal counsel and Fund counsel, and discussed, among other things, the legal standards applicable to their review of the New Sub-Advisory Agreement and certain other considerations relevant to their deliberations on whether to approve the New Sub-Advisory Agreement.

     At the in-person meetings and telephonic conference calls, the Trustees discussed the Transaction and the resulting termination of the Current Sub-Advisory Agreement. The Trustees noted that although the Transaction caused the termination of the Current Sub-Advisory Agreement, the Transaction would have no effect on Mondrian or its services to The International Equity Portfolio. The Trustees also discussed the fact that the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement were virtually identical. Considering the recent review in May 2009 of Mondrian as sub-adviser to The International Equity Portfolio, and after reviewing the written updated materials provided by Mondrian, the Independent Trustees met in executive session with independent legal counsel to consider the New Sub-Advisory Agreement.

     In connection with the Trustees’ review of the New Sub-Advisory Agreement, DMC and/or Mondrian advised the Trustees about a variety of matters, including the following:

  They expected that there will be no adverse changes in the nature, quality, or extent of services currently provided by Mondrian to The International Equity Portfolio and its shareholders;

  The Transaction would not affect the level of expenses currently in effect for The International Equity Portfolio;

  The terms and conditions of the New Sub-Advisory Agreement, including that The International Equity Portfolio’s contractual fee rate under the New Sub-Advisory Agreement will remain the same. For the services it provides, Mondrian receives a fee from DMC, not from The International Equity Portfolio (see “The New Sub-Advisory Agreement” above);

  No entity or person will receive any compensation in connection with the approval of the New Sub-Advisory Agreement (other than the sub-advisory fees provided for in the New Sub-Advisory Agreement);

  The Board’s full annual review of the Current Sub-Advisory Agreement at its in-person meeting in May 2009 as required by the 1940 Act and its determination at that time that (i) Mondrian had the capabilities, resources, and personnel necessary to provide the sub-advisory services currently provided to The International Equity Portfolio, and (ii) the advisory and/ or management fees paid by DMC, on behalf of The International Equity Portfolio, represented reasonable compensation to Mondrian in light of the services provided, the costs to Mondrian of providing those services, economies of scale, and the fees and other expenses paid by similar fund and such other matters that the Board considered relevant in the exercise of its reasonable judgment; and

  LNIC and Macquarie Bank Limited have agreed to pay (or reimburse) all reasonable out-of-pocket costs and expenses of The International Equity Portfolio in connection with the Board’s consideration of the New Sub-Advisory Agreement and related agreements and all costs related to proxy solicitation (subject to certain limited exceptions).

     Certain of these considerations are discussed in more detail below.

     In making their decision relating to the approval of The International Equity Portfolio’s New Sub-Advisory Agreement, the Independent Trustees gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Sub-Advisory Agreement.

     Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by Mondrian to The International Equity Portfolio and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Sub-Advisory Agreement will be virtually identical to the Current Sub-Advisory Agreement (as discussed above under “The New Sub-Advisory Agreement”), and they therefore considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of The International Equity Portfolio; the compliance of portfolio managers with the investment policies, strategies, and restrictions for The International Equity Portfolio; and the compliance of Mondrian personnel with its code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees were pleased with the current staffing of Mondrian and the emphasis placed on research and risk management in the investment process. The Board concluded that, because both the services provided under and the terms of the New Sub-Advisory Agreement were identical to those under the Current Sub-Advisory Agreement, it remained satisfied with the nature, extent, and quality of the overall services provided by Mondrian.

     Investment Performance. The Board considered the overall investment performance of Mondrian and The International Equity Portfolio. The Trustees placed significant emphasis on the investment performance of The International Equity Portfolio in view of its importance to shareholders. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance in connection with the approval of the Current Sub-Advisory Agreement at the Board meeting held in May 2009. At that meeting, the Trustees reviewed Lipper reports prepared for The International Equity Portfolio which showed The International Equity Portfolio’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to The International Equity Portfolio (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe made up the first quartile; the next 25% made up the second quartile; the next 25% made up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe made up the fourth quartile. Annualized investment performance for The International Equity Portfolio was shown for the past 1-, 3-, 5-, and 10-year periods compared to that of the Performance Universe. The Board’s objective was that The International Equity Portfolio’s performance for the periods considered be at or above the median of its Performance Universe. At its meeting on September 3, 2009, the Board noted that, for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009, the investment performance of The International Equity Portfolio continued to rank in the first quartile of its Performance Universe as reflected in supplementary data prepared by Lipper for the meeting and, consequently, the Board concluded that the Fund’s investment performance remained very satisfactory. Moreover, the Board concluded that the Transaction was unlikely to have any effect on Mondrian’s management of The International Equity Portfolio or its investment performance.

     Comparative Expenses. The Trustees also evaluated expense comparison data for The International Equity Portfolio previously considered in May 2009. At that meeting, DMC had provided the Board with information on pricing levels and fee structures for The International Equity Portfolio and comparative funds. The Board noted that Mondrian’s sub-advisory fee was paid by DMC, not by The International Equity Portfolio. The Trustees focused on the comparative analysis of the effective management fees (including sub-advisory fees) and total expense ratios of The International Equity Portfolio versus the effective management fees (including sub-advisory fees) and expense ratios of a group of funds selected by Lipper as being similar to The International Equity Portfolio (the “Expense Group”). In reviewing comparative costs, The International Equity Portfolio’s contractual management fee (including sub-advisory fees) and the actual management fee incurred by The International Equity Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to The International Equity Portfolio) and actual management fees (as reported by each fund) of other funds within the Expense Group. The International Equity Portfolio’s total expenses were also compared with those of its Expense Group. The Trustees’ objective was for The International Equity Portfolio’s total expense ratio to be competitive with that of the funds in the Expense Group. At the September 3, 2009 meeting, the Board concluded that the more recent comparative expenses for The International Equity Portfolio remained consistent with the previous review in May 2009. The Board also concluded that, because the terms of the New Sub-Advisory Agreement were not changing, including the sub-advisory fee rate paid by DMC on behalf of The International Equity Portfolio, The International Equity Portfolio’s expenses were satisfactory.

     Management Profitability. The Board considered the level of profits realized by Mondrian in connection with the operation of The International Equity Portfolio. The Board had previously considered the level of profits realized by Mondrian in connection with the operation of The International Equity Portfolio at its May 2009 meeting. The Board also considered the extent to which Mondrian might derive ancillary benefits from The International Equity Portfolio’s operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as sub-advisor to The International Equity Portfolio and the benefits from allocation of The International Equity Portfolio’s brokerage to improve trading efficiencies. The Board concluded that the sub-advisory fees were reasonable in light of the services rendered and the level of profitability of Mondrian. At the September 3, 2009 meeting, the Board noted that the profitability of Mondrian remained consistent with their May 2009 review.

     Economies of Scale. The Trustees considered whether economies of scale would be realized by Mondrian as The International Equity Portfolio’s assets increase and the extent to which any economies of scale would be reflected in the level of management fees charged (including sub-advisory fees). The Trustees took into account the benchmarking analysis conducted at The International Equity Portfolio’s inception. Mondrian believed, and the Board agreed, that The International Equity Portfolio was priced with relatively low management fees to reflect potential economies of scale to International Equity Portfolio shareholders.

     Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of The International Equity Portfolio and that Mondrian’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating portfolio brokerage for brokerage and research services. The Board also considered that Mondrian may derive reputational, strategic and other benefits from its association with The International Equity Portfolio, and evaluated the extent to which Mondrian might derive ancillary benefits from International Equity Portfolio operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to The International Equity Portfolio and the benefits from allocation of International Equity Portfolio brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Sub-Advisory Agreement would not be dissimilar from those existing under the Current Sub-Advisory Agreement, (ii) such benefits did not impose a cost or burden on The International Equity Portfolio or its shareholders, and (iii) such benefits would probably have an indirectly beneficial effect on The International Equity Portfolio and its shareholders because of the added importance that Mondrian might attach to The International Equity Portfolio as a result of the fall-out benefits that The International Equity Portfolio conveyed.

     Conclusion. The Independent Trustees deliberated in executive session; the entire Board, including the Independent Trustees, then approved the New Sub-Advisory Agreement. The Board concluded that the sub-advisory fee rate is reasonable in relation to the services provided and that execution of the New Sub-Advisory Agreement is in the best interests of the shareholders of The International Equity Portfolio. The Trustees noted that they had concluded in their most recent sub-advisory agreement continuance considerations in May 2009 that the management fee and total expense ratio were at acceptable levels in light of the quality of services provided to The International Equity Portfolio and in comparison to those of The International Equity Portfolio’s peer group; that the sub-advisory fee schedule would not be increased and would stay the same for The International Equity Portfolio; and that the total expense ratio had not changed materially since that determination. In approving the New Sub-Advisory Agreement, the Board stated that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Required vote

     To become effective, the New Sub-Advisory Agreement for The International Equity Portfolio must be approved by a 1940 Act Majority vote of The International Equity Portfolio’s outstanding voting securities. The New Sub-Advisory Agreement was approved separately by the Independent Trustees and by the Board as a whole after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of The International Equity Portfolio. If the shareholders of The International Equity Portfolio do not approve the New Sub-Advisory Agreement, the Board will consider other possible courses of action for The International Equity Portfolio.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Funds at the close of business on September 18, 2009 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matters described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve a Proposal for a Fund are not received by the date of the Meeting, the Meeting may be adjourned for that Fund or for that Proposal to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposals) that properly come before the Meeting. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting with respect to that Fund. The Meeting may also be adjourned by the Chairperson of the Meeting.

     Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have no effect on Proposal 1 but will have the same effect as a vote “against” Proposal 2 or Proposal 3. Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote. This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote, such as Proposal 1.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted in favor of all the Trustee Nominees in Proposal 1 and “For” Proposal 2 and Proposal 3. Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

     You may revoke your proxy at any time for a Fund before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy. If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

     The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others. However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix O shows the number of outstanding shares of each Fund as of July 31, 2009.

What is the Quorum requirement?

     A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for the Trust or a particular Fund means one-third (33 1/3%) of the shares of the Trust or that Fund entitled to vote at the Meeting, present in person or represented by proxy.

Who will pay the expenses of the Meeting?

     Under the Expense Agreement, all reasonable out-of-pocket costs and expenses incurred by the Funds related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will be reimbursed by Macquarie Bank Limited and LNIC (subject to certain limited exceptions).

What other solicitations will be made?

     This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.

The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be shared equally by LNIC and Macquarie Bank Limited as provided above. In addition to solicitations by mail, officers and employees of the Trust, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Trust expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

     If the Trust does not receive your proxy card or voting instruction by a certain time, you may receive a telephone call from one of the officers or employees of the Trust, or an employee of Computershare Fund Services, Inc. (“Computershare”) asking you to vote. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on the Proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?

     The governing instruments of the Trust do not require that the Funds hold annual meetings of shareholders. Each Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements that do not fall within the Manager of Managers Order or of a change in the fundamental investment policies, objectives or restrictions of the Fund. Each Fund also would be required to hold a shareholders meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trust’s governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, or the President of the Trust.

     Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to that Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by that Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Trust, David F. Connor, at the address of the Trust given above.

How may I communicate with the Board?

     Shareholders who wish to communicate to the Board may address correspondence to Ann R. Leven, Coordinating Trustee for the Trust, c/o Delaware Pooled Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders may also send correspondence to the Coordinating Trustee, or any individual Trustee, c/o Delaware Pooled Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

     Transfer Agency Services. DSC, 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for the Funds. For its shareholder servicing, dividend disbursing services, and transfer agency services, DSC is paid 0.01% of the average daily net assets per Fund annually.

     DST Systems, Inc. (“DST”), 430 W. 7th Street, Kansas City, Missouri 64105, provides subtransfer agency services to the Funds. In connection with these services, DST administers the overnight investment of cash pending investment in a Fund or payment of redemptions. The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

     Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides fund accounting and financial administration services to each Fund. Those services include performing functions related to calculating each Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

     DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DSC for the services described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

     Distribution Services. Pursuant to a distribution agreement with the Trust, DDLP, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Funds. DDLP pays the expenses of the promotion and distribution of the Funds’ shares, except in the case of Class P Shares of The Global Real Estate Securities Portfolio to the extent such expenses are compensated by payments to DDLP under its 12b-1 Plan. DDLP is an indirect subsidiary of DMHI and is an affiliate of DMC. The Board annually reviews fees paid to DDLP.

     No Fund paid any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Funds, DMC, DDLP, or DSC during the Fund’s most recently completed fiscal year.

PRINCIPAL HOLDERS OF SHARES

     As of July 31, 2009, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each Fund or class thereof, except as of July 31, 2009 the Trust’s officers and Trustees directly owned:

  99.99% of the outstanding shares of The Focus Smid-Cap Growth Equity Portfolio; and

  23.93% of the outstanding shares of The Select 20 Portfolio.

     To the best knowledge of the Trust, as of July 31, 2009, no person, except as set forth in Appendix P, owned of record 5% or more of the outstanding shares of any class of any Fund. Except as noted in Appendix P, the Trust has no knowledge of beneficial ownership of 5% or more of the outstanding shares of class of any Fund.

APPENDICES TO PROXY STATEMENT

APPENDIX A — TRUSTEES OF THE TRUST

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trust	Time Served	5 Years	by Trustee	Trustee
Interested Trustee

Patrick P. Coyne[1]	Chairman,	Chairman	Patrick P. Coyne	81	Director – Kaydon
2005 Market Street	President,	and Trustee	has served in		Corp.
Philadelphia, PA 19103	Chief	since	various executive
	Executive	August 16,	capacities at
April 1963	Officer, and	2006	different times
	Trustee		at Delaware
		President	Investments.[2]
and Chief
Executive
Officer since
August 1,
2006
____________________

1	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of DMC.

2	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment adviser, principal underwriter, and transfer agent.

				Number of
				Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trust	Time Served	5 Years	by Trustee	Trustee
Independent Trustees

Thomas L. Bennett	Trustee	Since March	Private	81	Director – Bryn Mawr
2005 Market Street		2005	Investor –		Bank Corp. (BMTC)
Philadelphia, PA 19103			(March 2004 –		(April 2007 – Present)
			Present)
October 1947
			Investment
			Manager –
			Morgan Stanley
			& Co.
			(January 1984 –
			March 2004)

John A. Fry	Trustee	Since	President –	81	Director –
2005 Market Street		January	Franklin &		Community Health
Philadelphia, PA 19103		2001	Marshall College		Systems
			(June 2002 –
May 1960			Present)

			Executive Vice
			President –
			University of
			Pennsylvania
			(April 1995 –
			June 2002)

Anthony D. Knerr	Trustee	Since July	Founder and	81	None
2005 Market Street		1991	Managing
Philadelphia, PA 19103			Director –
			Anthony Knerr
December 1938			& Associates
			(Strategic
			Consulting)
			(1990 –
			Present)

Lucinda S. Landreth	Trustee	Since March	Chief	81	None
2005 Market Street		2005	Investment
Philadelphia, PA 19103			Officer –
			Assurant, Inc.
June 1947			(Insurance)
			(2002 – 2004)

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trust	Time Served	5 Years	by Trustee	Trustee
Independent Trustees (continued)

Ann R. Leven	Coordinating	Since July	Consultant –	81	None
2005 Market Street	Trustee	1991	ARL Associates
Philadelphia, PA 19103			(Financial
Planning)
November 1940			(1983 – Present)

Thomas F. Madison	Trustee	Since May	President and	81	Director and Chair
2005 Market Street		1997[3]	Chief Executive		of Compensation
Philadelphia, PA 19103			Officer – MLM		Committee,
			Partners, Inc.		Governance
February 1936			(Small Business		Committee Member –
			Investing &		CenterPoint Energy
Consulting)
			(January 1993 –		Lead Director and
			Present)		Chair of Audit
and Governance
Committees, Member
of Compensation
Committee –
Digital River Inc.

Director and Chair
of Governance
Committee, Audit
Committee Member –
Rimage Corporation

Director and Chair
of Compensation
Committee –
Spanlink
Communications

Lead Director
and Member of
Compensation
and Governance
Committees –
Valmont Industries, Inc.
____________________

3

In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

				Number of
				Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trust	Time Served	5 Years	by Trustee	Trustee
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April	Vice President	81	None
2005 Market Street		1999	and Treasurer
Philadelphia, PA 19103			(January 2006 –
			Present)
July 1948
			Vice President –
			Mergers &
			Acquisitions
			(January 2003 –
			January 2006),
			and Vice
			President
			(July 1995 –
			January 2003)
			3M Corporation

J. Richard Zecher	Trustee	Since March	Founder –	81	Director and Audit
2005 Market Street		2005	Investor		Committee Member –
Philadelphia, PA 19103			Analytics		Investor Analytics
			(Risk
July 1940			Management)
			(May 1999 –
			Present)

			Founder –
			Sutton Asset
			Management
			(Hedge Fund)
			(September
			1996 – Present)

APPENDIX B — NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Charter

DELAWARE INVESTMENTS FAMILY OF FUNDS

Nominating and Corporate Governance Committee Membership

     The Nominating and Corporate Governance Committee (the “Committee”) shall be composed of not less than three members, each of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of any national securities exchange on which any fund of the Delaware Investments Family of Funds (each a “Fund”) is listed, and the Coordinating Trustee, as an ex officio member. One member of the Committee shall be designated by the Board as Chairperson. The Chairperson and members of the Committee shall have one year terms, renewable for a maximum of six (6) terms. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

Board Nominations

1.	Independent Directors/Trustees. Independent Directors/Trustees for the open and closed-end Funds are to be selected and nominated solely by incumbent independent Directors/Trustees. The Committee shall make recommendations for nominations for independent director/trustee membership on the Board of Directors/Trustees to the incumbent independent Directors/Trustees. The Committee shall also be responsible for nominating qualified candidates for independent Director/Trustee membership in connection with filling vacancies that arise in between meetings of shareholders. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules, regulations and listing standards. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules, regulations and listing standards that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2.	Chair of the Board. The Committee shall nominate the Chair of the Board.

3.	Committees. The Committee shall annually review the membership of and annually recommend persons to serve as members of each committee of the Board. The Committee shall also review the continued appropriateness of existing committees and consider the addition of new committees. The Committee shall also make recommendations for members of any new committee established by the Board.

4.	Affiliated Directors/Trustees. The Committee shall evaluate candidates’ qualifications and make recommendations for affiliated director/trustee membership on the Board of Directors/Trustees to the full Board.

5.	Shareholder Recommendations. The Committee shall respond to shareholders who communicate with the Board.

6.	Board Composition. The Committee shall periodically review the composition of the Board of Directors/Trustees, including the number of Directors/Trustees, to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

Corporate Governance

1.	The Committee shall evaluate annually the ability to each Director/Trustee to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director/Trustee. The Chairman of the Committee shall undertake appropriate action as required based on the Committee’s evaluation.

2.	The Committee shall at least annually conduct a review of Director/Trustee education on current industry issues.

3.	At least annually, the Committee shall review the amount of compensation payable to the independent Directors/Trustees and report its findings and recommendations to the Board. Compensation shall be based on the responsibilities and duties of the independent Directors/Trustees and the time required to perform these duties. Every year, the Committee shall invite an independent consultant to review the Board’s compensation structure.

4.	The Committee shall monitor the performance of counsel for the independent Directors/Trustees.

5.	The Committee shall establish procedures to facilitate shareholder communications to the Funds’ Board of Directors/Trustees.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

3.	The Committee shall review annually the Board of Directors/Trustees Policies and Practices.

4.	The Committee shall review annually a summary and report of Director/ Trustee expenses reimbursed in accordance with the Travel and Entertainment Policy.

5.	The Committee shall perform such other functions that shall be delegated to it from time to time by the Board.

APPENDIX C — FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

     The following table shows the dollar range of shares of the Funds and the aggregate dollar range of shares of the Delaware Investments® Family of Funds that are beneficially owned by each Trustee Nominee as of June 30, 2009.

Aggregate Dollar Range of Equity Securities in All Registered
Investment Companies Overseen by Trustee in Family of
Name	Dollar Range of Equity Securities in the Funds	Investment Companies
Interested Trustee
Patrick P. Coyne	None	More than $100,000
Independent Trustees
Thomas L. Bennett	None	$10,001 – $50,000
John A. Fry	None	More than $100,000
Anthony D. Knerr	None	More than $100,000
Lucinda S. Landreth	None	More than $100,000
Ann R. Leven	None	More than $100,000
Thomas F. Madison	None	$10,001 – $50,000
Janet L. Yeomans	None	More than $100,000
J. Richard Zecher	None	$10,001 – $50,000

C-1

APPENDIX D — TRUSTEE COMPENSATION

     The following table describes the aggregate compensation received by the Independent Trustees from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Independent Trustees received compensation from the Trust.

	Thomas L.	John A.	Anthony D.	Lucinda S.	Ann R.	Thomas F.	Janet L.	J. Richard
Trust	Bennett	Fry	Knerr	Landreth	Leven	Madison	Yeomans	Zecher
Delaware Pooled® Trust	$38,093	$34,806	$31,927	$33,874	$43,529	$34,009	$34,340	$34,340
TOTAL from all Delaware Investments Funds	$198,250	$181,167	$166,167	$176,167	$226,167	$177,833	$178,667	$178,667

D-1

APPENDIX E — PRINCIPAL OFFICERS OF THE TRUST

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trust	Time Served	5 Years	by Officer	Officer
Principal Officers

Patrick P. Coyne	Chairman,	Chairman	Patrick P. Coyne	81	Director – Kaydon
2005 Market Street	President,	and Trustee	has served in		Corp.
Philadelphia, PA 19103	Chief	since	various executive
	Executive	August 16,	capacities at
April 1963	Officer, and	2006	different times
	Trustee		at Delaware
		President	Investments.[1]
and Chief
Executive
Officer since
August 1,
2006

David P. O’Connor	Senior Vice	Senior Vice	David P.	81	None[2]
2005 Market Street	President,	President,	O’Connor has
Philadelphia, PA 19103	General	General	served in various
	Counsel, and	Counsel, and	executive and
February 1966	Chief Legal	Chief Legal	legal capacities
	Officer	Officer since	at different times
		October 2005	at Delaware
Investments.

Richard Salus	Senior Vice	Chief	Richard Salus	81	None[2]
2005 Market Street	President	Financial	has served in
Philadelphia, PA 19103	and Chief	Officer since	various executive
	Financial	November	capacities at
October 1963	Officer	2006	different times
at Delaware
Investments.
____________________

1	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment adviser, principal underwriter, and transfer agent.

2	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in capacities for the six portfolios of the Optimum Fund Trust that are virtually identical to the capacities in which they serve for the Funds, as set forth above. The Optimum Fund Trust has the same investment adviser, principal underwriter, and transfer agent as the Funds.

E-1

Number of
Portfolios
			Principal	in Fund	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address,	Held with	Length of	During Past	Overseen	Held by
and Birth Date	the Trust	Time Served	5 Years	by Officer	Officer
Principal Officers (continued)

David F. Connor	Vice	Vice	David F. Connor	81	None[2]
2005 Market Street	President,	President	has served as
Philadelphia, PA 19103	Deputy	since	Vice President
	General	September	and Deputy
December 1963	Counsel, and	2000 and	General Counsel
	Secretary	Secretary	at Delaware
		since October	Investments
		2005	since 2000.

Daniel V. Geatens	Vice	Treasurer	Daniel V.	81	None[2]
2005 Market Street	President and	since October	Geatens has
Philadelphia, PA 19103	Treasurer	2007	served in various
capacities at
October 1972			different times
at Delaware
Investments.

E-2

APPENDIX F — PRE-APPROVAL POLICIES AND PROCEDURES

     The Trust’s Audit Committee has adopted Pre-Approval Policies and Procedures, which are set forth below.

AUDIT COMMITTEE OF THE
DELAWARE INVESTMENTS FAMILY OF FUNDS
PROCEDURES FOR ENGAGEMENT
OF
INDEPENDENT AUDITORS
FOR AUDIT AND NON-AUDIT SERVICES

I. Objective

     These procedures (the “Procedures”) set forth the understanding of the Audit Committee of the Delaware Investments Family of Funds (the “Funds”) regarding the retention of the Funds’ independent auditors (the “Auditors”) to provide: (i) audit and permissible non-audit services to the Funds; (ii) non-audit services to the Funds’ investment advisers, and to any “control affiliates” (as defined below) of such investment advisers, that relate directly to the Funds’ operations or financial reporting; and (iii) certain other non-audit services to the Funds’ investment advisers and their control affiliates. The purpose of these Procedures is to ensure the Auditors’ independence and objectivity with respect to their audit services to the Funds.

II. Approval Procedures

A. Services provided to the Funds.

     The engagement of the Auditors to provide audit or non-audit services to the Funds (referred to herein as “Fund Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement.

     The engagement of the Auditors to provide the Fund Services listed on Annex I-A hereto, which include services customarily required by one or more of the Funds in the ordinary course of their operations, is hereby approved by the Audit Committee.

     The engagement of the Auditors to provide any other Fund Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

     The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Audit Committee (i.e., whether listed on Annex I-A or specifically approved in accordance with Section IV).

B. Fund-related services provided to Adviser entities.

     The engagement of the Auditors to provide non-audit services to the Funds’ investment advisers, or to any control affiliates of such investment advisers, that relate directly to the Funds’ operations or financial reporting (referred to herein as “Fund-Related Adviser Services”) shall be approved by the Funds’ Audit Committee prior to the commencement of any such engagement. For purposes of these Procedures, the term “control affiliate” means any entity controlling, controlled by, or under common control with a Fund’s investment adviser that provides ongoing services to a Fund, and the term “investment adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by a Fund’s investment adviser. Attached as Annex II is a list of parties deemed to be either an investment adviser to a Fund or a control affiliate of any such investment adviser (collectively referred to herein as “Adviser entities”) for purposes of these Procedures.

     The engagement of the Auditors to provide the Fund-Related Adviser Services listed on Annex I-B, which include services customarily required by one or more Adviser entities in the ordinary course of their operations, is hereby approved by the Audit Committee.

     The engagement of the Auditors to provide any other Fund-Related Adviser Services shall require prior approval by the Audit Committee and/or by the Chairperson or another member of the Audit Committee in accordance with Section IV of these Procedures.

     The Auditors shall report to the Audit Committee at each of its regular meetings regarding all Fund-Related Adviser Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund-Related Adviser Services were approved by the Audit Committee (i.e., whether listed on Annex I-B or specifically approved in accordance with Section IV).

C. Certain other services provided to Adviser entities.

     The Audit Committee recognizes that there are cases where services proposed to be provided by the Auditors to Adviser entities are not Fund-Related Adviser Services within the meaning of these Procedures, but nonetheless may be relevant to the Committee’s ongoing evaluation of the Auditors’ independence and objectivity with respect to their audit services to the Funds. As a result, in all cases where an Adviser entity engages the Auditors to provide non-audit services that are not Fund Services or Fund-Related Adviser Services and the projected fees for such engagement exceed $25,000, the Auditors will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services to be provided, the entity that is to be the recipient of such services and the projected fees.

III. Internal Controls

     The Audit Committee expects the Auditors to implement and maintain effective internal controls to: (A) monitor the Auditors’ independence; (B) prevent the Auditors from providing any impermissible non-audit services to the Funds; (C) prevent the Auditors from providing any Fund Services or Fund-Related Adviser Services without first obtaining assurances that any pre-approval required by these Procedures has been obtained; and (D) tabulate and calculate its fees that are required to be disclosed annually in compliance with Independence Standards Board No. 1.

     The Audit Committee also expects Delaware Management Company (“DMC”) to develop, implement and maintain effective internal controls with respect to (B) and (C) above.

IV. Pre-Approval Process

     Pre-approval procedures for the engagement of the Auditors to provide any Fund Services not listed on Annex I-A to these Procedures or any Fund-Related Adviser Services not listed Annex I-B to these Procedures shall be as follows:

  a brief written request shall be prepared detailing the proposed engagement with explanation as to why the work is proposed to be performed by the Auditors (e.g., particular expertise, timing, etc.);

  the request should be addressed to the Audit Committee with copies to the Funds’ Chief Financial Officer and Chief Legal Officer;

  if time reasonably permits, the request shall be included in the meeting materials for the upcoming Audit Committee meeting when the Committee will consider the proposed engagement and approve or deny the request;

  should the request require more immediate action, the written request should be e-mailed, faxed or otherwise delivered to the Audit Committee Chairperson, with copies to the Funds’ Chief Financial Officer and Chief Legal Officer, followed by a telephone call to the Chairperson of the Audit Committee. The Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

V. Scope of Procedures

     These Procedures shall apply to both direct and indirect engagements of the Auditors. Indirect engagements are situations where the Auditors are engaged by a service provider to a Fund or Adviser entity at an Adviser entity’s explicit or implicit direction or recommendation (e.g., the engagement of the Auditors by counsel to an Adviser entity to provide services relating to a Fund or Adviser entity).

VI. Periodic Certification by Auditors

     In connection with each regular Audit Committee meeting, the Auditors shall certify in writing to the Audit Committee that they have complied with all provisions of these Procedures.

VII. Amendments; Annual Approval by Audit Committee

     These Procedures may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the Auditors and DMC. These Procedures shall be reviewed and approved at least annually by the Audit Committee. Each approval of these Procedures shall be deemed to constitute a new prospective approval of those services listed above as of the date of such approval.

Initially Approved: December 15, 2005 Last Approved: November 20, 2008

ANNEX I-A - PRE-APPROVED FUND SERVICES

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund

Service	Range of Fees
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

ANNEX I-B - PRE-APPROVED FUND-RELATED ADVISER SERVICES

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

ANNEX II - ADVISER ENTITIES

     Delaware Management Business Trust; Delaware Distributors, L.P.; Lincoln Financial Distributors, Inc.; Delaware Service Company, Inc.; Retirement Financial Services, Inc.

APPENDIX G — FORM OF NEW INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between [NAME OF INVESTMENT COMPANY], a Delaware statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Exhibit, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

     WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, each Fund engages in the business of investing and reinvesting its assets in securities;

     WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

     WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to each Fund.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request. Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

     2. The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and trustees’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

        (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Fund’s assets, a fee based on the average daily net assets of that Fund during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Fund as set forth in Exhibit A hereto.

     If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the management fee for such Fund shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for a Fund for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

     7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     9. (a) This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund, only if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

        (b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Fund if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager.

        (c) This Agreement may be terminated as to any Fund by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Trust’s intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Fund. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

     11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act, and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ___ day of _________, ____.

DELAWARE MANAGEMENT	[NAME OF INVESTMENT
COMPANY, a series of Delaware	COMPANY]
Management Business Trust	on behalf of the Funds listed on
Exhibit A

By	By
Name	Name
Title	Title

EXHIBIT A

     THIS EXHIBIT to the Investment Management Agreement between DELAWARE [TRUST NAME] and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”), entered into as of the ___ day of __________, _____ (the “Agreement”) lists the Funds for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Fund and the date on which the Agreement became effective for each Fund.

		Management Fee Schedule (as
		a percentage of average daily
		net assets)
Fund Name (Trust Name)	Effective Date	Annual Rate
The Core Focus Fixed Income Portfolio (Delaware Pooled Trust)	_______, 200__	0.40%
The Core Plus Fixed Income Portfolio (Delaware Pooled Trust)	_______, 200__	0.43%
The Emerging Markets Portfolio (Delaware Pooled Trust)	_______, 200__	1.00%
The Focus Smid-Cap Growth Equity Portfolio (Delaware Pooled Trust)	_______, 200__	0.75%
The Global Fixed Income Portfolio (Delaware Pooled Trust)	_______, 200__	0.50%
The Global Real Estate Securities Portfolio (Delaware Pooled Trust)	_______, 200__	0.99% on the first $100 million
		0.90% on the next $150 million
		0.80% on assets in excess of $250 million
The High-Yield Bond Portfolio (Delaware Pooled Trust)	_______, 200__	0.45%

		Management Fee Schedule (as
		a percentage of average daily
		net assets)
Fund Name (Trust Name)	Effective Date	Annual Rate
The International Equity Portfolio (Delaware Pooled Trust)	_______, 200__	0.75%
The International Fixed Income Portfolio (Delaware Pooled Trust)	_______, 200__	0.50%
The Labor Select International Equity Portfolio (Delaware Pooled Trust)	_______, 200__	0.75%
The Large-Cap Growth Equity Portfolio (Delaware Pooled Trust)	_______, 200__	0.55%
The Large-Cap Value Equity Portfolio (Delaware Pooled Trust)	_______, 200__	0.55%
The Real Estate Investment Trust Portfolio (also known as Delaware REIT Fund)	_______, 200__	0.75% on first $500 million
(Delaware Pooled Trust)		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.500 billion
The Real Estate Investment Trust Portfolio II (Delaware Pooled Trust)	_______, 200__	0.75%
The Select 20 Portfolio (Delaware Pooled Trust)	_______, 200__	0.75%
The Small-Cap Growth Equity Portfolio (Delaware Pooled Trust)	_______, 200__	0.75%

APPENDIX H — CURRENT INVESTMENT ADVISORY AGREEMENT:
DATES OF APPROVALS

Date of Current
	Investment Advisory	Date Last Approved by
Fund	Agreement*	Shareholders
The Core Focus Fixed Income Portfolio	June 28, 2004	June 28, 2004
The Core Plus Fixed Income Portfolio	June 28, 2002	June 28, 2002
The Emerging Markets Portfolio	September 24, 2004	August 31, 2004
The Focus Smid-Cap Growth Equity Portfolio	September 15, 2003	September 12, 2003
The Global Fixed Income Portfolio	September 24, 2004	August 31, 2004
The Global Real Estate Securities Portfolio	January 9, 2007	January 9, 2007
The High-Yield Bond Portfolio	December 15, 1999	March 17, 1999
The International Equity Portfolio	September 24, 2004	August 31, 2004
The International Fixed Income Portfolio	September 24, 2004	August 31, 2004
The Labor Select International Equity Portfolio	September 24, 2004	March 17, 1999
The Large-Cap Growth Equity Portfolio	November 1, 2005	October 31, 2005
The Large-Cap Value Equity Portfolio	December 15, 1999	March 17, 1999
The Real Estate Investment Trust Portfolio II	December 15, 1999	March 17, 1999

H-1

Date of Current
	Investment Advisory	Date Last Approved by
Fund	Agreement*	Shareholders
The Select 20 Portfolio	February 28, 2000	February 25, 2000
The Small-Cap Growth Equity Portfolio	December 15, 1999	March 17, 1999
____________________

*	In general, the Current Investment Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement, in connection with a later amendment or redomestication requiring such approval, as part of a complex-wide shareholder meeting held in 1999, or as part of a shareholder meeting held in 2004 to vote on, among other things, the appointment of DMC as investment adviser to the Fund.

H-2

APPENDIX I — FEES PAID TO DMC AND AFFILIATES

     The following table lists the Funds by investment category, and includes, for the last fiscal year, the aggregate amount of DMC’s fee paid by each Fund indicated and the amounts paid by each Fund to affiliates of DMC during the last fiscal year and for the purposes indicated. All fees are shown net of any applicable waivers and reimbursements.

	Advisory Fees	Administration		Transfer Agency
	(after waivers, if any)	Fees	Distribution Fees	Fees
Fund	($)	($)	($)	($)
EQUITY
The Emerging Markets Portfolio	7,947,122	39,736	-	72,063
The Focus Smid-Cap Growth Equity Portfolio	35,926	323	-	591
The International Equity Portfolio	14,104,932	94,033	-	171,878
The Labor Select International Equity Portfolio	6,844,722	45,631	-	82,809
The Large-Cap Growth Equity Portfolio	2,145,230	19,591	-	35,439
The Large-Cap Value Equity Portfolio	6,727	453	-	811
The Mid-Cap Growth Equity Portfolio	(1,321)	230	-	414
The Select 20 Portfolio	(263)	282	-	467
The Small-Cap Growth Equity Portfolio	47,956	546	-	1,002
REAL ESTATE
The Global Real Estate Securities Portfolio	1,806,268	10,036	23	18,532
The Real Estate Investment Trust Portfolio II	38,410	461	-	851
FIXED INCOME TAXABLE
The Core Focus Fixed Income Portfolio	54,995	1,709	-	3,078
The Core Plus Fixed Income Portfolio	366,881	6,831	-	21,318
The Global Fixed Income Portfolio	1,339,657	13,994	-	25,235
The High-Yield Bond Portfolio	47,525	1,060	-	1,871
The International Fixed Income Portfolio	120,777	1,566	-	2,813

I-1

APPENDIX J — OTHER FUNDS ADVISED BY DMC

     DMC provides investment advisory services to other registered funds that have investment objectives similar to those of the Funds. For each such fund, the following table sets forth by investment category the fund’s name, the fund’s net assets as of July 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract. For funds subadvised by DMC, the net assets shown are only the portion of the fund’s assets that are under the management of DMC.

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
EQUITY
Delaware Aggressive Allocation Portfolio	49,597,075	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware American Services Fund	165,871,237	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Conservative Allocation Portfolio	51,620,209	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Dividend Income Fund	376,294,484	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Enhanced Global Dividend and Income Fund	143,626,698	1.00%	N

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Delaware Emerging Markets Fund	566,312,347	1.25% on first $500 million	N
		1.20% on next $500 million
		1.15% on next $1.5 billion
		1.10% on assets in excess of $2.5 billion
Delaware Focus Global Growth Fund	4,867,071	0.85% on first $500 million	N/A
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Foundation® Equity Fund[1]	N/A	0.65% on first $500 million	N/A
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Global Value Fund	38,943,506	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Growth Opportunities Fund	221,862,433	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Healthcare Fund	3,391,264	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware International Value Equity Fund	359,015,223	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Investments Dividend and Income Fund, Inc.	59,683,630	0.55%	N

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Delaware Investments Global Dividend and Income Fund, Inc.	31,563,148	0.70%	N
Delaware Large Cap Core Fund	1,625,300	0.65% on the first $500 million	Y
		0.60% on the next $500 million
		0.55% on the next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Large Cap Value Fund	655,924,118	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Mid Cap Value Fund	8,888,367	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Moderate Allocation Portfolio	235,959,745	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Select Growth Fund	238,312,832	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Small Cap Core Fund	60,932,993	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Small Cap Growth Fund	11,390,960	1.00% on first $250 million	Y
		0.90% on next $250 million
		0.75% on assets in excess of $500 million

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Delaware Small Cap Value Fund	316,722,748	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Trend® Fund	345,331,552	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware U.S. Growth Fund	577,585,096	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Value® Fund	359,029,563	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware VIP® Emerging Markets Series	442,609,293	1.25% on first $500 million	N
		1.20% on next $500 million
		1.15% on next $1.5 billion
		1.10% on assets in excess of $2.5 billion
Delaware VIP Growth Opportunities Series	24,047,567	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP International Value Equity Series	97,145,078	0.85% on the first $500 million	Y
		0.80% on the next $500 million
		0.75% on the next $1.5 billion
		0.70% on assets in excess of $2.5 billion

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Delaware VIP® Small Cap Value Series	691,218,393	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP Trend Series	281,638,575	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP U.S. Growth Series	166,486,594	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware VIP Value Series	452,864,697	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Optimum International Fund	162,317,432	0.8750% up to $50 million	Y
		0.8000% from $50 to $100 million
		0.7800% from $100 to $300 million
		0.7650% from $300 to $400 million
		0.7300% over $400 million
Optimum Large Cap Growth Fund	614,887,900	0.8000% up to $250 million	Y
		0.7875% from $250 million to $300 million
		0.7625% from $300 million to $400 million
		0.7375% from $400 million to $500 million
		0.7250% from $500 million to $1 billion
		0.7100% from $1 billion to $1.5 billion
		0.7000% over $1.5 billion

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Optimum Large Cap Value Fund	548,159,133	0.8000% up to $100 million	Y
		0.7375% from $100 million to $250 million
		0.7125% from $250 million to $500 million
		0.6875% from $500 million to $1 billion
		0.6675% from $1 billion to $1.5 billion
		0.6475% over $1.5 billion
Optimum Small-Mid Cap Growth Fund	163,600,949	1.1000%	Y
Optimum Small-Mid Cap Value Fund	133,415,186	1.0500% up to $75 million	Y
		1.0250% from $75 million to $150 million
		1.0000% over $150 million
Subadvised Equity Fund A	421,150,657	0.40%	N
Subadvised Equity Fund B	90,675,085	0.50%	N
Subadvised Equity Fund C	141,442,959	0.35% up to $200 million	N
		0.20% over $200 million
Subadvised Equity Fund D	138,929,930	0.45%	N
Subadvised Equity Fund E	24,685,274	0.35% up to $500 million	N
		0.30% over $500 million
		(assets aggregated with those of other accounts having similar investment objectives subadvised by DMC for the same investment manager)
Subadvised Equity Fund F	26,740,544	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund G	66,390,469	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund H	299,933,951	0.20%	N
Subadvised Equity Fund I	201,788,849	0.40%	N
Subadvised Equity Fund J	638,932,185	0.20%	N

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Subadvised Equity Fund K	275,580,815	0.35%	N
Subadvised Equity Fund L	74,309,777	0.35%	N
Subadvised Equity Fund M	1,110,154,464	0.20%	N
Subadvised Equity Fund N	469,430,328	0.20%	N
Subadvised Equity Fund O	80,390,330	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund P	158,593,379	0.20%	N
Subadvised Equity Fund Q	371,403,316	0.35%	N
REAL ESTATE
Delaware Global Real Estate Securities Fund	1,675,227	0.99% on first $100 million	N
		0.90% on next $150 million
		0.80% on assets in excess of $250 million
Delaware REIT Fund (also known as The Real Estate Investment Trust Portfolio)	178,921,674	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP® REIT Series	228,392,747	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
FIXED INCOME TAXABLE
Delaware Core Plus Bond Fund	78,586,956	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Delaware Corporate Bond Fund	654,556,423	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Diversified Income Fund	4,681,464,435	0.55% on first $500 million	N
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Extended Duration Bond Fund	231,448,785	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1,500 million
		0.425% on assets in excess of $2,500 million
Delaware High-Yield Opportunities Fund	367,625,492	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Inflation Protected Bond Fund	221,063,870	0.45% on first $500 million	Y
		0.40% on next $500 million
		0.35% on next $1.5 billion
		0.30% on assets in excess of $2.5 billion
Delaware Limited-Term Diversified Income Fund	734,042,615	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware VIP® Diversified Income Series	1,154,626,147	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion

	Fund Net Assets	Management Fee Schedule
	(as of 7/31/09)	(as a percentage of average daily net assets)	Waiver
Fund	($)	Annual Rate	(Y/N)
Delaware VIP® High Yield Series	406,179,335	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware VIP Limited-Term Diversified Income Series	250,708,066	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
The Intermediate Fixed Income Portfolio	7,181,598	0.40%	Y
		0.7000% up to $25 million
		0.6500% from $25 million to $100 million
Optimum Fixed Income Fund	692,576,469	0.6000% from $100 million to $500 million	Y
		0.5500% from $500 million to $1 billion
		0.5000% over $1 billion
Subadvised Fixed Income Fund A	1,934,214,482	0.18%	N
Subadvised Fixed Income Fund B	258,981,042	0.28%	N
Subadvised Fixed Income Fund C	225,986,783	0.28%	N
____________________

1	Delaware Foundation Equity Fund commenced operations on August 31, 2009.

APPENDIX K — TRUSTEES AND OFFICERS OF DMC

     The following persons have held the following positions with the Trust and with DMC during the past two years. The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
Patrick P. Coyne	Trustee, Chairman/	President
President/Chief
Executive Officer
David P. O’Connor	Trustee, Senior Vice	Senior Vice President/
	President/Strategic	Strategic Investment
	Investment Relationships	Relationships and
	and Initiatives/General	Initiatives/General
	Counsel	Counsel
See Yeng Quek	Trustee, Executive Vice	Executive Vice President/
	President/Managing	Managing Director/Chief
	Director, Fixed Income	Investment Officer,
Fixed Income
Michael J. Hogan	Executive Vice President/	Executive Vice President/
	Head of Equity Investments	Head of Equity Investments
Marshall T. Bassett	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment Officer
	— Emerging Growth	— Emerging Growth
	Equity	Equity
Joseph R. Baxter	Senior Vice President/	Senior Vice President/
	Head of Municipal Bond	Head of Municipal Bond
	Investments	Investments
Christopher S. Beck	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Michael P. Buckley	Senior Vice President/	Senior Vice President/
	Director of Municipal	Director of Municipal
	Research	Research
Stephen J. Busch	Senior Vice President —	Senior Vice President —
	Investment Accounting	Investment Accounting

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
Michael F. Capuzzi	Senior Vice President —	Senior Vice President —
	Investment Systems	Investment Systems
Lui-Er Chen	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager/	Senior Portfolio Manager/
	Chief Investment Officer,	Chief Investment Officer,
	Emerging Markets	Emerging Markets
Thomas H. Chow	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Stephen J. Czepiel	Senior Vice President/	Senior Vice President/
	Portfolio Manager/Head	Portfolio Manager/Senior
	Municipal Bond Trader	Municipal Bond Trader
Chuck M. Devereux	Senior Vice President/	Senior Vice President/
	Senior Research Analyst	Senior Research Analyst
Roger A. Early	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Stuart M. George	Senior Vice President/	Senior Vice President/
	Head of Equity Trading	Head of Equity Trading
Paul Grillo	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
William F. Keelan	Senior Vice President/	Senior Vice President/
	Director of Quantitative	Director of Quantitative
	Research	Research
Kevin P. Loome	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager/	Senior Portfolio Manager/
	Head of High Yield	Head of High Yield
	Investments	Investments
Francis X. Morris	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment Officer
	— Core Equity	— Core Equity
Brian L. Murray, Jr.	Senior Vice President/	Senior Vice President/
	Chief Compliance Officer	Chief Compliance Officer

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
D. Tysen Nutt	Senior Vice President/	Senior Vice President/
	Chief Investment Officer,	Chief Investment Officer,
	Large Cap Value Equity	Large Cap Value Equity
Philip O. Obazee	Senior Vice President/	Senior Vice President/
	Derivatives Manager	Derivatives Manager
Richard Salus	Senior Vice President/	Senior Vice President/
	Chief Financial Officer	Controller/Treasurer
Jeffrey S. Van Harte	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment Officer
	— Focus Growth Equity	— Focus Growth Equity
Babak Zenouzi	Senior Vice President/	Senior Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Gary T. Abrams	Vice President/Senior	Vice President/Senior
	Equity Trader	Equity Trader
Christopher S. Adams	Vice President/Portfolio	Vice President/Portfolio
	Manager/Senior Equity	Manager/Senior Equity
	Analyst	Analyst
Damon J. Andres	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
Wayne A. Anglace	Vice President/Credit	Vice President/Credit
	Research Analyst	Research Analyst
Margaret MacCarthy Bacon	Vice President/Investment	Vice President/Investment
	Specialist	Specialist
Kristen E. Bartholdson	Vice President	Vice President/
Portfolio Manager
Todd Bassion	Vice President/	Vice President/
	Portfolio Manager	Portfolio Manager
Jo Anne Bennick	Vice President/15(c)	Vice President/15(c)
	Reporting	Reporting
Richard E. Biester	Vice President/Equity	Vice President/Equity
	Trader	Trader

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
Christopher J. Bonavico	Vice President/Senior	Vice President/Senior
	Portfolio Manager/Equity	Portfolio Manager/Equity
	Analyst	Analyst
Vincent A. Brancaccio	Vice President/Senior	Vice President/Senior
	Equity Trader	Equity Trader
Kenneth F. Broad	Vice President/Senior	Vice President/Senior
	Portfolio Manager/Equity	Portfolio Manager/Equity
	Analyst	Analyst
Kevin J. Brown	Vice President/	Vice President/
	Senior Investment	Senior Investment
	Specialist	Specialist
Mary Ellen M. Carrozza	Vice President/Client	Vice President/Client
	Services	Services
Stephen G. Catricks	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Wen-Dar Chen	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Anthony G. Ciavarelli	Vice President/Associate	Vice President/Associate
	General Counsel/	General Counsel/Assistant
	Assistant Secretary	Secretary
David F. Connor	Vice President/Deputy	Vice President/Deputy
	General Counsel/Secretary	General Counsel/Secretary
Michael Costanzo	Vice President/	Vice President/
	Performance Analyst	Performance Analyst
	Manager	Manager
Kishor K. Daga	Vice President/Derivatives	Vice President/Derivatives
	Operations	Operations
Cori E. Daggett	Vice President/Associate	Vice President/Counsel/
	General Counsel/	Assistant Secretary
Assistant Secretary
Craig C. Dembek	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
Camillo D’Orazio	Vice President/Investment	Vice President/Investment
	Accounting	Accounting
Christopher M. Ericksen	Vice President/Portfolio	Vice President/Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Joel A. Ettinger	Vice President — Taxation	Vice President — Taxation
Devon K. Everhart	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst
Joseph Fiorilla	Vice President — Trading	Vice President — Trading
	Operations	Operations
Charles E. Fish	Vice President/Senior	Vice President/Senior
	Equity Trader	Equity Trader
Clifford M. Fisher	Vice President/Senior	Vice President/Senior
	Municipal Bond Trader	Municipal Bond Trader
Patrick G. Fortier	Vice President/Portfolio	Vice President/Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio
	Manager/Municipal Bond	Manager/Municipal Bond
	Credit Analyst	Credit Analyst
Lawrence G. Franko	Vice President/ Senior	Vice President/ Senior
	Equity Analyst	Equity Analyst
Daniel V. Geatens	Vice President/Treasurer	Vice President/Director of
Financial Administration
Gregory A. Gizzi	Vice President/ Head	Vice President/ Head
	Municipal Bond Trader	Municipal Bond Trader
Barry S. Gladstein	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Gregg J. Gola	Vice President/Senior	Vice President/Senior
	High Yield Trader	High Yield Trader
Christopher Gowlland	Vice President/Senior	Vice President/Senior
	Quantitative Analyst	Quantitative Analyst
Edward Gray	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
David J. Hamilton	Vice President/Credit	Vice President/Fixed
	Research Analyst	Income Analyst
Brian Hamlet	Vice President/Senior	Vice President/Senior
	Corporate Bond Trader	Corporate Bond Trader
Lisa L. Hansen	Vice President/Head of	Vice President/Head of
	Focus Growth Equity	Focus Growth Equity
	Trading	Trading
Gregory M. Heywood	Vice President/Portfolio	Vice President/Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Sharon Hill	Vice President/Head	Vice President/Head
	of Equity Quantitative	of Equity Quantitative
	Research and Analytics	Research and Analytics
J. David Hillmeyer	Vice President	Vice President/
Corporate Bond Trader
Christopher M. Holland	Vice President/	Vice President/
	Portfolio Manager	Portfolio Manager
Chungwei Hsia	Vice President/	Vice President/
	Senior Research Analyst	Senior Research Analyst
Michael E. Hughes	Vice President/	Vice President/
	Senior Equity Analyst	Senior Equity Analyst
Jordan L. Irving	Vice President/	Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Cynthia Isom	Vice President/	Vice President/
	Portfolio Manager	Portfolio Manager
Kenneth R. Jackson	Vice President/	Vice President/
	Equity Trader	Quantitative Analyst
Stephen M. Juszczyszyn	Vice President/Structured	Vice President/Structured
	Products Analyst/Trader	Products Analyst/Trader
Anu B. Kothari	Vice President/	Vice President/
	Equity Analyst	Equity Analyst
Roseanne L. Kropp	Vice President/	Vice President/
	Senior Fund Analyst —	Senior Fund Analyst II —
	High Grade	High Grade

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
Nikhil G. Lalvani	Vice President/	Vice President/
	Portfolio Manager	Senior Equity Analyst/
Portfolio Manager
Brian R. Lauzon	Vice President/	Vice President/
	Chief Operating Officer,	Chief Operating Officer,
	Equity Investments	Equity Investments
Anthony A. Lombardi	Vice President/	Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Francis P. Magee	Vice President/	Vice President/
	Portfolio Analyst	Portfolio Analyst
John P. McCarthy	Vice President/Senior	Vice President/Senior
	Research Analyst/Trader	Research Analyst/Trader
Brian McDonnell	Vice President/	Vice President/
	Structured Products	Structured Products
	Analyst/Trader	Analyst/Trader
Michael S. Morris	Vice President/	Vice President/
	Portfolio Manager/Senior	Portfolio Manager/Senior
	Equity Analyst	Equity Analyst
Terrance M. O’Brien	Vice President/	Vice President/
	Fixed Income Reporting	Fixed Income Reporting
	Analyst	Analyst
Donald G. Padilla	Vice President/	Vice President/
	Portfolio Manager/	Portfolio Manager/
	Senior Equity Analyst	Senior Equity Analyst
Daniel J. Prislin	Vice President/	Vice President/
	Senior Portfolio Manager/	Senior Portfolio Manager/
	Equity Analyst	Equity Analyst
Gretchen Regan	Vice President/	Vice President/
	Quantitative Analyst	Quantitative Analyst
Carl Rice	Vice President/	Vice President/
	Senior Investment	Senior Investment
	Specialist, Large Cap	Specialist, Large Cap Value
	Value Focus Equity	Focus Equity

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
Joseph T. Rogina	Vice President/	Vice President/
	Equity Trader	Equity Trader
Debbie A. Sabo	Vice President/	Vice President/
	Equity Trader — Focus	Equity Trader — Focus
	Growth Equity	Growth Equity
Kevin C. Schildt	Vice President/Senior	Vice President/Senior
	Municipal Credit Analyst	Municipal Credit Analyst
Bruce Schoenfeld	Vice President/	Vice President/
	Equity Analyst	Equity Analyst
Nancy E. Smith	Vice President —	Vice President —
	Investment Accounting	Investment Accounting
Brenda L. Sprigman	Vice President/Business	Vice President/Business
	Manager — Fixed Income	Manager — Fixed Income
Junee Tan-Torres	Vice President/	Vice President/
	Structured Solutions	Structured Solutions
Rudy D. Torrijos, III	Vice President/	Vice President/
	Portfolio Manager	Portfolio Manager
Michael J. Tung	Vice President/	Vice President/
	Portfolio Manager	Portfolio Manager
Robert A. Vogel, Jr.	Vice President/	Vice President/
	Senior Portfolio Manager	Senior Portfolio Manager
Lori P. Wachs	Vice President/	Vice President/
	Portfolio Manager	Portfolio Manager
Jeffrey S. Wang	Vice President/	Vice President/
	Equity Analyst	Equity Analyst
Michael G. Wildstein	Vice President/	Vice President/
	Senior Research Analyst	Senior Research Analyst
Kathryn R. Williams	Vice President/	Vice President/
	Associate General Counsel/	Associate General Counsel/
	Assistant Secretary	Assistant Secretary

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Trust	Company
Nashira Wynn	Vice President/	Vice President/
	Portfolio Manager	Senior Equity Analyst/
Portfolio Manager
Guojia Zhang	Vice President/	Vice President/
	Equity Analyst	Equity Analyst
Douglas R. Zinser	Vice President/	Vice President/
	Credit Research Analyst	Credit Research Analyst

APPENDIX L — FORM OF NEW SUB-ADVISORY AGREEMENT
FORM OF SUB-ADVISORY AGREEMENT

     AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”) and MONDRIAN INVESTMENT PARTNERS LIMITED (the “Sub-Adviser’’).

WITNESSETH:

     WHEREAS, Delaware Pooled Trust, a Delaware statutory trust (the “Trust”) is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and

     WHEREAS, The International Equity Portfolio (the “Fund”) is a series of the Trust; and

     WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

     WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

     WHEREAS, the Board of Trustees (the “Board” or the “Trustees”) of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the “Managed Portion”) in the manner, for the period, and on the terms hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions as provided in the Fund’s Prospectus and Statement of

Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

(b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:

(i)	obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager’s and the Board’s written direction as more fully set forth herein and as otherwise directed;

(ii)	regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations;

(iii)	provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub- Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent;

(iv)	provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(v)	vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi)	provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring; and

(vii)	maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-l under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an “affiliated person” of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-l under the 1940 Act.

(d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Managed Portion; (ii) provisions of the Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to the Managed Portion;

(iii) the Fund’s Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust’s compliance procedures and other policies and procedures adopted from time to time by the Board applicable to the Managed Portion; and (vi) the written instructions of the Investment Manager.

(e) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph l(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.

(f) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust, the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager.

(g) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund’s Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

(h) The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

     2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest and federal and state registration fees.

(b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

     3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Managed Portion with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Managed Portion to pay a broker or dealer that provides brokerage and research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

(c) Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

     4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Exhibit A attached hereto.

     5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

     6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

(b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser’s provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by or on behalf of the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub- Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.

(c) The Sub-Adviser shall not use the Investment Manager’s name (or that of any affiliate of the Investment Manager, other than that of any affiliate of the Sub-Adviser that is an affiliate of the Investment Manager solely by reason of the Sub-Adviser’s provision of services pursuant to this Agreement) or otherwise refer to the Investment Manager in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund.

(d) This Section 6 applies solely to materials related to the Fund and the Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

     7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, neither the Sub-Adviser nor any of its officers, directors, employees or agents (collectively, “Sub-Adviser Related Persons”) shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA and The Financial Services and Markets Act 2000 of the United Kingdom (“FSMA”) or any rules or regulations adopted under any of those laws.

(b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees (collectively “Losses”), incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (the “SEC”) or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

(c) This Agreement may be terminated (i) by the Investment Manager at any time, without the payment of a penalty, on ninety (90) days’ written notice to the Sub-Adviser of the Investment Manager’s intention to do so and (ii) by the Trust at any time, without the payment of a penalty, on sixty (60) days’ written notice to the Sub- Adviser of the Trust’s intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on ninety (90) days’ written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Investment Management Agreement.

     9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i)	is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;

(iii)	is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality;

(iv)	is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted);

(v)	is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days’ written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi)	has been or is independently developed or obtained by the receiving party.

     The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

     10. The Sub-Adviser represents, warrants and agrees that:

(a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and will provide the Investment Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-l, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-l during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-l(c)(l) relating to the approval by the Fund’s Board of Trustees of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c) The Sub-Adviser has provided the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d) The Sub-Adviser will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

     11. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

     12. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the ___ day of _________, 2009.

MONDRIAN INVESTMENT	DELAWARE MANAGEMENT
PARTNERS LIMITED	COMPANY, a series of Delaware
Management Business Trust

By:	By:
Name:	Name:
Title:	Title:

Attest:	Attest:
Name:	Name:
Title:	Title:

Agreed to and accepted as of the day and year first above written:

Delaware Pooled Trust, for

The International Equity Portfolio

By:
Name:
Title:

EXHIBIT A FEE SCHEDULE

Annual Rate
Fund	(as a percentage of average daily net assets)
The International Equity Portfolio	0.36%

APPENDIX M — DIRECTORS AND OFFICERS OF MONDRIAN

     The following persons hold the following positions with Mondrian. The principal business address of Mondrian is Fifth Floor, 10 Gresham Street, London EC2V 7JD United Kingdom.

MONDRIAN INVESTMENT PARTNERS LIMITED
OFFICER LIST
NAME	POSITIONS AND OFFICES
David Tilles	Executive Chairman
Clive Gillmore	Chief Executive Officer & CIO of Global Equities
John Emberson	Chief Operating Officer
John Kirk	Director, Chief Executive Officer
Christopher Moth	Director, Chief Investment Officer
Hamish Parker	Director
Elizabeth Desmond	Director, CIO International Equities
Nigel May	Deputy Chief Executive Officer
Jane Goss	General Counsel, Company Secretary
John Barrett	Chief Compliance Officer

M-1

APPENDIX N — INFORMATION ON OTHER FUNDS ADVISED
BY MONDRIAN

     Other mutual funds advised by Mondrian, the net assets of those funds, and the management fees that Mondrian received from those funds during the fiscal years ended on the dates noted.

	6/30/09 Assets
	Under
	Management	Effective
	($)	Fee Rate~
Comparable Sub Advisory Relationships
International Equity Fund 1	71,762,763	0.40%
International Equity Fund 2	498,550,351	0.31	%*
International Equity Fund 3	537,074,260	0.31	%*
International Equity Fund 4	291,198,625	0.32	%**
International Equity Fund 5	190,982,359	0.36%
International Equity Fund 6	618,097,883	0.40%
____________________

~	Based on latest billing period.

*	Part of a multi-asset group relationship amounting to $1,285 million as at 30 June 2009.

**	Part of a multi-asset group relationship.

N-1

APPENDIX O — NUMBER OF SHARES OF EACH FUND
OUTSTANDING AS OF JULY 31, 2009

		7/31/09
Fund Name	Class	Total Shares
The Core Focus Fixed Income Portfolio	Original	2,116,779.731
The Core Plus Fixed Income Portfolio	Original	6,276,374.562
The Emerging Markets Portfolio	Original	68,032,302.529
The Focus Smid-Cap Growth Equity Portfolio	Original	351,170.691
The Global Fixed Income Portfolio	Original	12,666,587.387
The Global Real Estate Securities Portfolio	Original	11,584,662.843
The Global Real Estate Securities Portfolio	P	1,227.579
The High-Yield Bond Portfolio	Original	3,239,707.130
The International Equity Portfolio	Original	71,987,228.369
The International Fixed Income Portfolio	Original	1,571,559.141
The Labor Select International Equity Portfolio	Original	61,396,887.328
The Large-Cap Growth Equity Portfolio	Original	35,241,828.526
The Large-Cap Value Equity Portfolio	Original	767,024.467
The Mid-Cap Growth Equity Portfolio	Original	6,131,283.396
The Real Estate Investment Trust Portfolio II	Original	1,227,674.675
The Select 20 Portfolio	Original	2,048,674.557
The Small-Cap Growth Equity Portfolio	Original	162,468.011

O-1

APPENDIX P — 5% SHARE OWNERSHIP

     The following table shows, as of July 31, 2009, the accounts of each class of each Fund that own of record 5% or more of such class.

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
The Select 20 Portfolio	Original	CHRISTOPHER BONAVICO	167,787.434	8.19%
		SAN FRANCISCO CA 94126
The Focus Smid-Cap	Original	CHRISTOPHER BONAVICO	112,085.904	31.92%
Growth Equity Portfolio		SAN FRANCISCO CA 94126
The Focus Smid-Cap	Original	KENNETH F BROAD & JACLYN	133,165.162	37.92%
Growth Equity Portfolio		JAFARIAN BROAD JT WROS
		MILL VALLEY CA 94941
The Large-Cap Growth	Original	MANUFACTURERS &	2,541,955.666	7.18%
Equity Portfolio		TRADERS TRUST
		TRUSTEE PINNACLE HEALTH
		SYSTEMS PENSION PLAN
		DEFINED BENEFIT PLAN
		1 M T PLZ RM 9
		BUFFALO NY 14203-2399
The Large-Cap Growth	Original	PINNACLE HEALTH SYSTEM	2,219,000.499	6.26%
Equity Portfolio		409 S 2ND ST STE 2B
		HARRISBURG PA 17104-1612
The Core Focus Fixed	Original	DMH CORP	142,717.524	6.74%
Income Portfolio		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007
The International Equity	Original	FIRST UNION	8,300,998.611	11.11%
Portfolio		PORTFOLIO STRATEGIES
		OMNIBUS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28262-8522
The Global Real Estate	Original	GENWORTH FINANCIAL	10,687,630.715	90.08%
Securities Portfolio		TRUST CO
		FBO GENWORTH FINANCIAL
		ASSET MGMT FBO THEIR
		MUTUAL CLIENTS 3200 N
		CENTRAL AVE FL 7
		PHOENIX AZ 85012-2468
The Global Real Estate	Original	NFS LLC	887,746.496	7.48%
Securities Portfolio		FEBO TRUST POINT INC
		PO BOX 489
		LA CROSSE WI 54602-0489
The Global Real Estate	P	DMH CORP	1,225.491	99.83%
Securities Portfolio		ATTN RICK SALUS
		2005 MARKET ST FL 9
		PHILADELPHIA PA 19103-7007

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
The International Equity	Original	MARYLAND PREPAID	3,767,953.679	5.04%
Portfolio		COLLEGE TRUST
		217 E REDWOOD ST STE 1350
		BALTIMORE MD 21202-3314
The Global Fixed Income	Original	BSA-ILA PENSION TRST FUND	1,125,963.772	8.51%
Portfolio		CHARLESTOWN NAVY YARD
		197 8TH ST STE 775
		CHARLESTOWN MA 02129
The High-Yield Bond	Original	STATE STREET BANK & TRUST	631,944.875	19.49%
Portfolio		FBO GEORGIA STATE UNIV
		FOUNDATION, INC
		CUST GORDON E DAVIES
		PO BOX 3963
		ATLANTA GA 30302-3963
The Small-Cap Growth	Original	FIRST UNION	26,213.300	15.80%
Equity Portfolio		PORTFOLIO STRATEGIES
		OMNIBUS
		1525 WEST WT HARRIS BLVD
		CHARLOTTE NC 28262-8522
The Real Estate	Original	MAC & CO	375,346.115	30.57%
Investment Trust		ATTN MUTUAL FUNDS
Portfolio II		OPERATIONS
		PO BOX 3198
		525 WILLIAM PENN PLACE
		PITTSBURGH PA 15230-3198
The Real Estate	Original	SAXON AND CO	465,365.910	37.91%
Investment Trust		PO BOX 7780-1888
Portfolio II		PHILADELPHIA PA 19182-0001
The Select 20 Portfolio	Original	LINCOLN NATIONAL LIFE	294,691.134	14.38%
		INS COMPANY
		1300 S CLINTON ST
		FORT WAYNE IN 46802-3506
The Large-Cap Value	Original	JESUIT HIGH SCHOOL OF	386,244.421	50.36%
Equity Portfolio		NEW ORLEANS
		4133 BANKS ST
		NEW ORLEANS LA 70119-6883
The Large-Cap Value	Original	RICHARD BLAND COLLEGE	79,354.500	10.35%
Equity Portfolio		FOUNDATION FUND
		11301 JOHNSON ROAD
		PETERSBURG VA 23805-7100
The Large-Cap Value	Original	STRAFE & CO	255,352.512	33.29%
Equity Portfolio		FAO ONEOK INC COLL BARG
		UNIT EE’S H&W
		340 S CLEVELAND AVE
		BLDG 350
		WESTERVILLE OH 43081-8917

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
The International Equity	Original	PATTERSON AND COMPANY	6,784,992.935	9.08%
Portfolio		PORTFOLIO STRATEGIES
		OMNIBUS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28288-0001
The Mid-Cap Growth	Original	RICHARD BLAND COLLEGE	513,933.983	8.38%
Equity Portfolio		FOUNDATION FUND
		11301 JOHNSON ROAD
		PETERSBURG VA 23805-7100
The Mid-Cap Growth	Original	ROOSEVELT UNIVERSITY	5,528,302.574	90.17%
Equity Portfolio		430 S MICHIGAN AVE
		CHICAGO IL 60605-1394
The International Equity	Original	PATTERSON AND COMPANY	26,004,232.136	34.79%
Portfolio		MUTUAL FUNDS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28262-8522
The Global Fixed Income	Original	CITY NATIONAL BANK	1,001,648.533	7.57%
Portfolio		FBO WILLIAMS &
		CONNOLLY LLP
		555 S FLOWER ST STE 2200
		LOS ANGELES CA 90071-2304
The Global Fixed Income	Original	IBT TRUSTEE	1,515,733.477	11.46%
Portfolio		FBO EDWARDS ANGELL
		PALMER & DODGE
		RETIREMENT PLAN
		(SAME DAY) DC AND DB
		200 CLARENDON ST
		BOSTON MA 02116-5021
The Global Fixed Income	Original	NEW HAMPSHIRE CHARITABLE	1,436,641.862	10.86%
Portfolio		FOUNDATION
		37 PLEASANT ST
		CONCORD NH 03301-4005
The Global Fixed Income	Original	STEELCASE INC	1,067,310.664	8.07%
Portfolio		RETIREMENT PLAN
		BALANCED FUND DEF
		CONTRIBUTION
		C/O JPMORGAN CHASE BANK
		ATTN JEFFREY ROSENBERG
		4 NEW YORK PLZ FL 15
		NEW YORK NY 10004-2413
The Labor Select	Original	LOCAL 804 I.B.T & LOCAL 447	6,530,621.530	10.91%
International Equity		I.A.M. UPS MULTI-EMPLOYER
Portfolio		RETIREMENT PLAN
		55 GLENLAKE PKWY NE
		ATLANTA GA 30328-3474

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
The Labor Select	Original	MICHIGAN LABORERS	3,302,067.768	5.52%
International Equity		PENSION FUND
Portfolio		6525 CENTURION DR
		LANSING MI 48917-9275
The High-Yield Bond	Original	GENWORTH FINANCIAL	694,259.616	21.42%
Portfolio		TRUST CO
		FBO GENWORTH FINANCIAL
		ASSET MGMT
		FBO THEIR MUTUAL CLIENTS
		3200 N CENTRAL AVE FL 7
		PHOENIX AZ 85012-2468
The High-Yield Bond	Original	MAC & CO	1,711,683.007	52.80%
Portfolio		PUBLIC PENSION
		MUTUAL FUND OPS
		PO BOX 3198
		PITTSBURGH PA 15230-3198
The High-Yield Bond	Original	MSSA-ILA PENSION PLAN	202,693.517	6.25%
Portfolio		260 ST ANTHONY ST
		MOBILE AL 36603-6461
The Emerging Markets	Original	ALAMEDA COUNTY	5,622,592.893	8.22%
Portfolio		EMPLOYEES RETIREMENT
		ASSOCIATION
		475 14TH ST STE 1000
		OAKLAND CA 94612-1916
The Emerging Markets	Original	CHILDRENS HEALTHCARE OF	7,948,324.489	11.62%
Portfolio		ATLANTA INC
		1584 TULLIE CIR NE
		ATLANTA GA 30329-2311
The Emerging Markets	Original	INDIANA PUBLIC EMPLOYEES	7,751,372.461	11.33%
Portfolio		RETIREMENT FUND
		143 W MARKET ST
		INDIANAPOLIS IN 46204-2801
The Emerging Markets	Original	TEACHERS RETIREMENT SYS	11,976,269.857	17.51%
Portfolio		OF THE STATE OF ILLINOIS
		MASTER TRUST MAIN
		2815 W WASHINGTON ST
		SPRINGFIELD IL 62702-3397
The Small-Cap Growth	Original	PATTERSON AND COMPANY	108,348.095	65.32%
Equity Portfolio		MUTUAL FUNDS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28262-8522
The Small-Cap Growth	Original	PATTERSON AND COMPANY	27,898.526	16.82%
Equity Portfolio		PORTFOLIO STRATEGIES
		OMNIBUS
		1525 W WT HARRIS BLVD
		CHARLOTTE NC 28288-0001

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
The Select 20 Portfolio	Original	VAN HARTE-SMITH FAMILY	124,404.973	6.07%
		REVOCABLE TRUST
		70 CLUB DR
		SAN CARLOS CA 94070-1647
The Select 20 Portfolio	Original	WHITTIER COLLEGE	650,616.791	31.76%
		ENDOWMENT
		13406 PHILADELPHIA ST
		WHITTIER CA 90601-4413
The Core Plus Fixed	Original	BANK OF AMERICA NA TTEE	760,883.366	12.12%
Income Portfolio		MITSUBISHI INT CORP
		RET TR-DEL
		PO BOX 831575
		DALLAS TX 75283-1575
The Core Plus Fixed	Original	CARPENTERS 46	338,459.417	5.39%
Income Portfolio		NORTHERN CA
		COUNTIES CONFERENCE BRD
		LABOR ORGANIZATION
		ASSETS
		265 HEGENBERGER RD STE 200
		OAKLAND CA 94621-1480
The Core Plus Fixed	Original	CHARLES RIVER	1,296,915.006	20.65%
Income Portfolio		LABORATORIES, INC.
		DEFINED BENEFIT PLAN
		ATTN: HOLLY LEMAY
		251 BALLARDVALE ST
		WILMINGTON MA 01887-1000
The Core Plus Fixed	Original	NORTHERN CALIFORNIA	2,592,620.654	41.28%
Income Portfolio		CARPENTERS REGIONAL
		COUNCIL LABOR
		ORGANIZATION ASSETS
		265 HEGENBERGER RD STE 200
		OAKLAND CA 94621-1480
The Core Plus Fixed	Original	PENSION FUND IBEW 96	808,298.209	12.87%
Income Portfolio		DEFINED BENEFIT PLAN
		PO BOX 5817
		WALLINGFORD CT 06492-7617
The Real Estate	Original	NATIONAL CITY BANK TTEE	386,952.968	31.52%
Investment Trust		LEXINGTON THEOLOGICAL
Portfolio II		SEMINARY
		ATTN TRUST MUTUAL FUNDS
		4100 W 150TH ST
		CLEVELAND OH 44135-1304
The Large-Cap Growth	Original	MAC & CO	2,288,339.741	6.46%
Equity Portfolio		MUTUAL FUNDS OPERATIONS
		PO BOX 3198
		PITTSBURGH PA 15230-3198

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
The Large-Cap Growth	Original	NORTHERN TRUST	1,978,961.202	5.59%
Equity Portfolio		CUST FBO MILLS COLLEGE
		PO BOX 92956
		CHICAGO IL 60675-0001
The Large-Cap Growth	Original	SAXON & CO	2,721,755.303	7.68%
Equity Portfolio		PO BOX 7780-1888
		PHILADELPHIA PA 19182-0001
The Large-Cap Growth	Original	SEI PRIVATE TRUST CO	2,171,634.045	6.13%
Equity Portfolio		C/O SUN TRUST BANK FBO
		THE CATHOLIC FOUNDATION
		1 FREEDOM VALLEY DR
		OAKS PA 19456-9989
The Large-Cap Growth	Original	SYRACUSE UNIVERSITY	3,477,181.780	9.81%
Equity Portfolio		621 SKYTOP RD STE 120
		SYRACUSE NY 13244-0001
The Large-Cap Growth	Original	THE BATCHELOR	3,135,478.245	8.85%
Equity Portfolio		FOUNDATION INC
		1680 MICHIGAN AVE PH-1
		MIAMI BEACH FL 33139-2514
The Large-Cap Growth	Original	THE OREGON COMMUNITY	3,633,846.200	10.26%
Equity Portfolio		FOUNDATION
		1221 SW YAMHILL ST STE 100
		PORTLAND OR 97205-2108
The Focus Smid-Cap	Original	VAN HARTE-SMITH FAMILY	55,493.895	15.80%
Growth Equity Portfolio		REVOCABLE TRUST
		70 CLUB DR
		SAN CARLOS CA 94070-1647
The Core Focus Fixed	Original	PLUMBERS & PIPEFITTERS	510,544.119	24.12%
Income Portfolio		LOCAL 421 PENSION FUND
		C/O CORE MANAGEMENT
		RESOURCE GROUP
		PO BOX 1755
		MACON GA 31202-1755
The Core Focus Fixed	Original	SOUTHEASTERN REGIONAL	1,199,039.610	56.64%
Income Portfolio		MEDICAL CENTER
		FUNDED DEPRECIATION FUND
		300 W 27TH ST
		LUMBERTON NC 28358-3075
The Core Focus Fixed	Original	THE NORTHERN TRUST CO	183,543.152	8.67%
Income Portfolio		FBO GF
		801 SOUTH CANAL
		CHICAGO IL 60675-0001

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
The Global Real Estate	Original	GENWORTH FINANCIAL	10,687,630.715	90.08%
Fund		TRUST CO FBO GENWORTH
		FINANCIAL ASSET MGMT FBO
		THEIR MUTUAL CLIENTS
		3200 N CENTRAL AVE FL 7
		PHOENIX AZ 85012-2468
The International Fixed	Original	BROCKTON RETIREMENT BRD	1,571,556.199	100.00%
Income Portfolio		15 CHRISTY’S DRIVE
		BROCKTON MA 02301-1813
The Global Fixed Income	Original	BRISTOL COUNTY	1,365,942.202	10.32%
Portfolio		RETIREMENT SYSTEM
		645 COUNTY STREET
		TAUNTON MA 02780-3623
The Focus Smid-Cap	Original	DANIEL J PRISLIN	28,021.476	7.98%
Growth Equity Portfolio		AND JOELLE M PRISLIN TTEES
		DANIEL AND JOELLE PRISLIN
		FAMILY TR
		ALAMEDA CA 94502
The Global Fixed Income	Original	SEI PRIVATE TRUST COMPANY	1,356,709.922	10.26%
Portfolio		C/O HSBC
		FBO JOHN R OISHEI
		FOUNDATION
		ONE FREEDOM VALLEY DRIVE
		OAKS PA 19456
The Select 20 Portfolio	Original	JDA FAMILY TRUST	142,799.147	6.97%
		POTOMAC MD 20854
The Select 20 Portfolio	Original	MARIANO RIVERA	285,911.276	13.96%
		REVOCABLE TRUST
		PURCHASE NY 10577
The Select 20 Portfolio	Original	NORTHERN VIRGINIA	184,496.701	9.01%
		CARDIOLOGY ASSOCIATES PC
		MONEY PURCHASE PENSION
		PLAN & TRUST
		8505 ARLINGTON BLVD STE 200
		FAIRFAX VA 22031

SCHEDULE A

The Core Focus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio

The Emerging Markets Portfolio

The Focus Smid-Cap Growth Equity Portfolio

The Global Fixed Income Portfolio

The Global Real Estate Securities Portfolio

The High-Yield Bond Portfolio

The International Equity Portfolio

The International Fixed Income Portfolio

The Labor Select International Equity Portfolio

The Large Cap-Growth Equity Portfolio

The Large-Cap Value Equity Portfolio

The Mid-Cap Growth Equity Portfolio

The Real Estate Investment Trust Portfolio II

The Select 20 Portfolio

The Small-Cap Growth Equity Portfolio

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE POOLED® TRUST	JOINT SPECIAL MEETING OF SHAREHOLDERS–NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of Delaware Pooled Trust (the “Trust”), including shareholders of each fund (“Fund”) listed on Schedule A, to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees
							FOR	WITHHOLD	FOR ALL
1.	To elect the Board of Trustees for the Trust						ALL	ALL	EXCEPT

	Nominees:

	01)	THOMAS L. BENNETT	04)	ANTHONY D. KNERR	07)	THOMAS F. MADISON	☐	☐	☐
	02)	PATRICK P. COYNE	05)	LUCINDA S. LANDRETH	08)	JANET L. YEOMANS
	03)	JOHN A. FRY	06)	ANN R. LEVEN	09)	J. RICHARD ZECHER

	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR ALL FUNDS EXCEPT THE MID-CAP GROWTH EQUITY PORTFOLIO

Vote on Approval of Investment Advisory Agreement							FOR	AGAINST	ABSTAIN

2.	To approve a new investment advisory agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust						☐	☐	☐

FOR THE INTERNATIONAL EQUITY PORTFOLIO ONLY

Vote on Approval of Sub-Advisory Agreement							FOR	AGAINST	ABSTAIN

3.	To approve a new investment advisory agreement among the Fund, Delaware Management Company, a series of Delaware Management Business Trust, and Mondrian Investment Partners Limited						☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date